Registration No. 33-31755

811-5880

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 21

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT No. 22

THE GUARDIAN SEPARATE ACCOUNT D

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square,

New York, New York 10004

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (212) 598-8359

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 26, 2009.

Securities Act of 1933
May 1, 2009	File No. 33-31755

THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY CONTRACT PROSPECTUS

THIS PROSPECTUS describes two types of Individual Deferred Variable Annuity Contracts, the Single Premium Payment Contract and the Flexible Premium Payment Contract. It contains important information that you should know before investing in the contracts. Please read this prospectus carefully, along with the accompanying fund prospectuses, and keep them for future reference.

The contracts are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account D (the Separate Account). The contracts are annuity contracts and are long-term investment vehicles designed for retirement purposes. It will also pay a death benefit if the owner or annuitant dies before annuity payments begin.

The Single Premium Payment Contract requires a minimum investment of $5,000, while the Flexible Premium Payment Contract requires a minimum initial premium payment of $500 ($1,000 in New York State). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	RS Variable Products Trust
–	RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)
–	RS S&P 500 Index VIP Series
–	RS Asset Allocation VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Mid Cap Growth VIP Series (formerly RS Mid Cap Opportunities VIP Series)
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Technology VIP Series
–	RS Money Market VIP Series
•	Value Line Strategic Asset Management Trust
•	Value Line Centurion Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	Alliance Variable Products Series Fund
–	AllianceBernstein VPS Growth & Income Portfolio (Class B)
–	AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio (formerly AllianceBernstein Global Technology Portfolio (Class B))
–	AllianceBernstein VPS Value Portfolio (Class B)
•	MFS® Variable Insurance Trust (Initial Class)
–	MFS Investors Trust Series
–	MFS Growth Series
–	MFS New Discovery Series
–	MFS Research Series
–	MFS Total Return Series
•	AIM Variable Insurance Funds (Series I Shares)
–	AIM V.I. Capital Appreciation Fund
–	AIM V.I. Utilities Fund
–	AIM V.I. Core Equity Fund
•	Davis Variable Account Fund
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Fund (Service Class)
–	Fidelity VIP Growth Opportunities Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust
–	Templeton Growth Securities Fund (Class 2)
•	Janus Aspen Series (Institutional Shares)
–	Janus Aspen Enterprise Portfolio (formerly Janus Aspen Mid Cap Growth Portfolio)
–	Janus Aspen Forty Portfolio
–	Janus Aspen Portfolio (formerly Janus Aspen Large Cap Growth Portfolio)
–	Janus Aspen Worldwide Portfolio (formerly Janus Aspen Worldwide Growth Portfolio)
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contracts and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 57 of this prospectus.

The Statement of Additional Information, which is also dated May 1, 2009, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contracts are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such an offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT AND HOW DOES IT WORK?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you or someone else you have named will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

THE ACCUMULATION PERIOD

During the accumulation period, these contracts allow you to allocate your net premium payments and accumulation value to as many as twenty variable investment options, or nineteen variable investment options and a fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contracts during the accumulation period, or the total amount of annuity payments made under the contracts, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contracts guarantee that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 46 investment divisions, corresponding to 46 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under these contracts must begin no later than the annuitant’s 85th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% federal tax penalty on your earnings.

You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a 10-year guaranteed period

•	Joint and survivor annuity

•	Annuity payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. They’re described in more detail in the section titled The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the variable investment options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. The contracts also give you the option of purchasing a rider that may provide a greater death benefit. Please see Other contract features: Death benefits.

SUMMARY	PROSPECTUS	1

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. During the annuity period, under payout option V-4, F-4 or F-5, all or a portion of the present value of the remaining payments may be withdrawn. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds ranged from 0.35% to 7.69% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.15% annually of the net asset value of your variable investment options.

•	Administrative expenses

$35 annually will be deducted from the accumulation value of your contract.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 1% to 6% against any amount that you withdraw that has been in your contract for less than eight years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is up to 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose payout options V-4, F-4 or F-5 and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax-deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contract, see Distribution of the contract.

Please see Appendix A: Summary financial information about the Separate Account for more information about Separate Account D and accumulation unit values.

Please see Special terms used in this prospectus for definitions of key terms.

2	PROSPECTUS	SUMMARY

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	6%[1]
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on state requirements.

1 For Single Premium Payment Contracts, the following contingent deferred sales charges will be assessed upon amounts withdrawn during the first seven contract years:

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the amount of the single premium payment. Per contracts issued in Section 1035 exchanges or in certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. The amount used to calculate this charge will not exceed the single premium payment and the charge will not exceed 6% of the amount being withdrawn, as outlined in the table above.

For Flexible Premium Payment Contracts, the contingent deferred sales charges will be the lesser of:

•	6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or
•	6% of the total amount being withdrawn.

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the total premiums paid under the contract in the 84 months immediately preceding the date of your withdrawal. For contracts issued in Section 1035 exchanges on certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. This charge will not exceed 6% of the total premiums paid in the 84 months preceding the date of your withdrawal.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

EXPENSE TABLES	PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

	For Contract without enhanced death benefit	For Contract with 7 Year enhanced death benefit	For Contract with contract anniversary enhanced death benefit
Mortality & Expense Risk Charge	1.15%	1.15%	1.15%
Account Fees and Expenses	0%	0%	0%
Enhanced Death Benefit Charge	0%	.30%	.25%

Total Separate Account Annual Expenses	1.15%	1.45%	1.40%

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.35%	7.69%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are for the fiscal year ending December 31, 2008. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

4	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,505	(a) $3,299	(a) $4,925	(a) $8,053
(b) $ 762	(b) $1,223	(b) $1,705	(b) $2,495

Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $995	(a) $2,844	(a) $4,520	(a) $8,053
(b) $224	(b) $ 688	(b) $1,174	(b) $2,495

Chart 3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,475	(a) $3,146	(a) $4,610	(a) $7,902
(b) $ 731	(b) $1,037	(b) $1,278	(b) $2,164

Chart 4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $963	(a) $2,762	(a) $4,404	(a) $7,902
(b) $193	(b) $ 592	(b) $1,013	(b) $2,164

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $8 billion as of December 31, 2008. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the state of New York in 1860. As of December 31, 2008, Guardian Life had total assets (GAAP basis) in excess of $42.5 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

6	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

There are two types of contracts. With a Flexible Premium Payment Contract, you make regular payments throughout the accumulation period. With a Single Premium Payment Contract, you make a single payment when you buy the contract. Both types of contracts allow you to direct where your net premium payments are invested.

THE APPLICATION FORM

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your net premium payment to your new contract within two business days. If your application is not complete within five business days of our receiving it, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $5,000 for Single Premium Payment Contracts, and $500 for Flexible Premium Payment Contracts ($1,000 in New York State). Thereafter, the minimum additional flexible payment is $100. However, if you purchase a Flexible Premium Payment Contract through an employer payroll deduction plan, we will accept purchase payments below $100. The total amount paid in flexible premium payments in any contract year after the first may not exceed, without our written consent, the lesser of 10 times the total amount you paid in premium payments in the first contract year, or $100,000.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge a tax, including a possible penalty tax, on your old contract and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	7

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in good order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use your net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the Funds you invest in. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

You can change your investment option selections by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than twenty variable investment options, or nineteen variable investment options and the fixed-rate option at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account D, to receive and invest your premium payments in the variable investment options. The Separate Account has 46 investment divisions, corresponding to the 46 Funds available to you. The performance of each division is based on the Fund in which it invests. Each investment

8	PROSPECTUS	ACCUMULATION PERIOD

division is divided into two subdivisions, one for tax qualified retirement plans and the other for non-tax qualified retirement plans.

The Separate Account was established by GIAC in August 1989. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act

•	operating the Separate Account as a management investment company, or in another permissible form

•	combining two or more Separate Accounts or investment divisions

•	transferring assets to another Separate Account

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers)

•	adding to or suspending your ability to take allocations or transfers into any variable investment option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of twenty of the 46 variable investment options, or 19 variable investment options and the fixed-rate

ACCUMULATION PERIOD	PROSPECTUS	9

option, at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Some Funds have similar investment objectives and policies to other Funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as those publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other Fund.

All of the Funds are available for investment through other variable annuity contracts funded by the Separate Account. Some of these Funds are also available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include Value Line, Inc., MFS Investment Management, RS Investment Management, Invesco Aim Advisors, Inc., Janus Capital Management LLC, Fidelity Management & Research Company, Davis Selected Advisers, LP, Gabelli Funds, LLC Alliance Capital Management LP, Van Kampen Asset Management Inc., and Templeton Global Advisors Limited. The compensation ranges from .15% to .25% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, AllianceBernstein, Fidelity, Franklin Templeton, RS Investments, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, the funds. We may profit from these payments.

10	PROSPECTUS	ACCUMULATION PERIOD

Before investing, please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Variable investment options
Fund	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation

Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year.

RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies	Normally invests in common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk

Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities

RS High Yield Bond VIP Series	Current income: capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income	Equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Long-term growth	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income	Common stocks and convertible securities issued by foreign companies

ACCUMULATION PERIOD	PROSPECTUS	11

Variable investment options
Fund	Investment objectives	Typical investments
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income	Common stocks and convertible securities of emerging market companies
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	U.S. common stocks of companies with small market capitalization
RS Mid Cap Growth VIP Series	Long-term capital growth	Equity securities of midcap companies
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS Value VIP Series	Long-term capital appreciation	Equity securities that the adviser believes are undervalued
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on rankings of the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return	U.S. common stocks with selections based on rankings of the Value Line Timeliness™ Ranking System, bonds and money market instruments
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
AIM V.I. Capital Appreciation Fund (Series I)	Growth of capital	Common stocks
AIM V.I. Utilities Fund (Series I)	Capital growth and current income	Equity securities of issuers engaged primarily in utilities-related industries
AIM V.I. Core Equity Fund (Series I)	Growth of capital

Fund will invest, normally, at least 80% of its assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that are believed to have the potential for above-average growth in earnings

AllianceBernstein VPS Growth and Income Portfolio	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued
AllianceBernstein VPS Large Cap Growth Portfolio	Long-term growth of capital	Invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein VPS Global Thematic Growth Portfolio	Long-term growth of capital	Securities in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The portfolio’s investments will not be restricted to any particular sector or industry.
AllianceBernstein VPS Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.

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Variable investment options
Fund	Investment objectives	Typical investments
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector.
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®.	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Janus Aspen Enterprise Portfolio	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Forty Portfolio	Seeks long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller or emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. Within the parameters of its specific investment

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options
Fund	Investment objectives	Typical investments
Janus Aspen Forty Portfolio (continued)	Seeks long-term growth of capital	policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.
Janus Aspen Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio’s weighted average market capitalization was $52.1 billion. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information.
Janus Aspen Worldwide Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in Issuers from several different countries including the United States. The Portfolio may under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives. The Portfolio may use derivatives for different purposes, including hedging (offset risk associated with an investment or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to “Other Types of Investments” in the Prospectus, with further detail in the Statement of Additional Information.
MFS Growth Series	Capital appreciation

Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options
Fund	Investment objectives	Typical investments
MFS Investors Trust Series	Capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
MFS New Discovery Series	Capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size.
MFS Research Series	Capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
MFS Total Return Series	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign. The Fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Van Kampen Life Investment Trust Government Portfolio	Seeks to provide investors with high current return consistent with preservation of capital	Debt securities issued by the U.S. government, its agencies or its instrumentalities.
Van Kampen Life Investment Trust Growth and Income Portfolio	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)
Templeton Growth Securities Fund	Long-term capital growth	At least 65% of its total assets in the equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets

Some of these Funds may not be available in your state.

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Investment advisers

Fund	Investment adviser and principal business address

RS Large Cap Alpha VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS Mid Cap Growth VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series

RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111

ACCUMULATION PERIOD	PROSPECTUS	15

Fund	Investment adviser and principal business address
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EHI 3AN Scotland
Value Line Centurion Fund Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Investors Trust Series MFS Growth Series MFS New Discovery Series	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, MA 02116
MFS Research Series
MFS Total Return Series
AIM V.I. Capital Appreciation Fund AIM V.I. Utilities Fund AIM V.I. Core Equity Fund	Invesco Aim Advisors, Inc. and affiliated entities 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173

16	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment adviser and principal business address
AllianceBernstein VPS Growth & Income Portfolio AllianceBernstein VPS Large Cap Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Global Thematic Growth Portfolio
AllianceBernstein VPS Value Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP (Adviser) 2949 East Elvira Road Suite 101 Tucson, Arizona 85706

Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Fidelity VIP Contrafund Portfolio Fidelity VIP Equity-Income Portfolio Fidelity VIP Growth Opportunities Portfolio Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Janus Aspen Enterprise Portfolio Janus Aspen Forty Portfolio Janus Aspen Portfolio	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Worldwide Portfolio
Templeton Growth Securities Fund	Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 522 Fifth Avenue New York, New York 10036

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

ACCUMULATION PERIOD	PROSPECTUS	17

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

18	PROSPECTUS	ACCUMULATION PERIOD

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3.5%. You can allocate all of your net premium payments to this option, or you may choose it as one of your twenty investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3.5%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date.

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract

Fixed-rate option

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3.5%.

When you buy a contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options. However, there may be premium tax charges.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the divisions by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee and to limit the number of transactions.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	19

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocations instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC (GIS), nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transfers. We may record telephone conversations regarding transfers without disclosure to the caller. See Telephone and Electronic Services.

anniversary date is more than 3% below the interest rate for the previous year, or falls below the minimum bailout rate outlined in your contract, you can withdraw all or part of the money you have invested in the fixed-rate option for one year or more from the contract without incurring a deferred sales charge.

TRANSFERS

You generally can transfer money among variable investment options or change your future allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. Amounts that have been on deposit in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date or

–	$2,500.

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit value. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between

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a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

ACCUMULATION PERIOD	PROSPECTUS	21

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly,

22	PROSPECTUS	ACCUMULATION PERIOD

you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See The annuity period.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges and deferred sales charges from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $1,000 left in your contract after a partial withdrawal, we will cancel the contract and pay you the balance of the proceeds. This is called an

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

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Payments

For all transactions, we can delay payment if the contract is being contested. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned, unless the contract owner is not the annuitant or the annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract. If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

involuntary surrender and it may be subject to any applicable contract charges, deferred sales charge and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

After the first contract year, you are allowed to make an annual withdrawal of the following amounts from the contract without paying a deferred sales charge:

For Single Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the amount of your single premium payment.

For Flexible Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the total premiums paid during the 84 months immediately preceding the date of your withdrawal.

These withdrawal privileges can be exercised in the first contract year of the following contracts:

•	Section 1035 exchanges

•	IRA transfers

•	rollovers from annuity contracts.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following

24	PROSPECTUS	ACCUMULATION PERIOD

business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

MANAGING YOUR ANNUITY – DOLLAR COST AVERAGING

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity, such as dollar cost averaging.

There is no fee for dollar cost averaging, but we have the right to introduce one. We also have the right to modify or discontinue this program. We’ll give you written notice if we do so. Transfers under this program do not count against any free transfer permitted under the contract. You may terminate the program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate options. See Transfers for limitations on such transfers.

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of the RS Money Market VIP Series investment division. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only twenty options at one time (this includes the required RS Money Market VIP Series option).

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You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12 month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed

26	PROSPECTUS	ACCUMULATION PERIOD

above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your

ACCUMULATION PERIOD	PROSPECTUS	27

responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 85th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

Your annuity payments will be fixed, variable or a combination of both, depending on whether you have chosen a fixed-rate or a variable rate payment option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant

•	the annuity payout option you choose, and

•	the investment returns of the variable investment options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

The assumed investment return is a critical assumption for calculating variable annuity payments. The first variable payment will be based on

ANNUITY PERIOD	PROSPECTUS	29

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

the assumed investment return of 4%. Subsequent payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each subsequent variable payment:

•	if the actual net annual return on investment equals 4% – the amount of your variable annuity payments will not change.

•	if the actual net annual return on investment is greater than 4% – the amount of your variable annuity payments will increase.

•	if the actual net annual return on investment is less than 4% – the amount of your variable annuity payments will decrease.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

Variable Annuity Payout Options

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

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Option V-1 – Life Annuity without Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable monthly payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option V-2 – Life Annuity with 10-Year Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Option V-3 – Joint and Survivor Annuity

We make a payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Option V-4 – Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease.

The following conditions apply to partial withdrawals:

•	The payee may not withdraw less than $500,

•	One partial withdrawal is permitted each quarter without charge and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

ANNUITY PERIOD	PROSPECTUS	31

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20.

If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the present value will be reduced by a portion of the charge that was waived. The reduction in the present value will be the amount obtained by multiplying (a) by the result of (b) divided by (c) where:

(a)	is the deferred sales charge that was waived;

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would be zero; and

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would be zero.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at that time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

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Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

Option F-1 – Life Annuity without Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed monthly payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option F-2 – Life Annuity with 10-Year Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Option F-3 – Joint and Survivor Annuity

We make a fixed payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Option F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

ANNUITY PERIOD	PROSPECTUS	33

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Option F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is

34	PROSPECTUS	ANNUITY PERIOD

ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Option F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

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OTHER CONTRACT FEATURES

DEATH BENEFITS

If you, or the annuitant you have named, dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider which may provide a higher death benefit.

The regular death benefit is the greatest of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death minus any applicable annuity taxes;

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes; or

•

the accumulation value of your contract as of the first contract anniversary date following the date the Department of Insurance in your state approves this contract feature, plus any premiums paid on or after this anniversary, less any withdrawals and contingent deferred sales charges made after this anniversary and annuity taxes.

For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

We normally pay the death benefit within seven days of receiving in good order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefits to the beneficiary. If the beneficiary has also died, we will pay the benefits to the contingent beneficiary. If a contingent beneficiary has not been named, then we will pay the benefits to you, the contract owner. However, if you are no longer living, we will pay the benefits to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new contract owner.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

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•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new contract owner. You may only name your spouse as a joint contract owner. If you have not named your spouse as joint contract owner, then your beneficiary will become the new contract owner. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Special requirements

If the contract owner dies, the following rules apply.

If the beneficiary is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner.

If the owner of the contract is not an individual, then the primary annuitant will be treated as the contract owner. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

OTHER CONTRACT FEATURES	PROSPECTUS	37

•	your contract has two joint owners, and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

Enhanced death benefit riders are available at certain times through special programs for contracts that have annuitants who are under age 75 at the time the rider is issued. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater.

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

These riders are available only in states where they have been approved.

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7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	The accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date

–	minus any partial withdrawals after the reset date

–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

The first reset date is the issue date of the rider. After this, each reset date will be each seventh rider anniversary date after that (i.e., the 7th, 14th, 21st and 28th rider anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that rider anniversary

–	minus any partial withdrawals after that rider anniversary

–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once the rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death benefits. We reserve the right to offer or discontinue offering either enhanced death benefit rider at any time, without prior notice.

OTHER CONTRACT FEATURES	PROSPECTUS	39

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

We determine the value of a fixed accumulation unit by adding together its value at the end of the preceding valuation period and any interest credited to the unit since the end of that period.

We determine the value of a variable accumulation unit by multiplying its value at the end of the preceding valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, and the enhanced death benefit rider where applicable) and subtract them from the above total.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general

40	PROSPECTUS	FINANCIAL INFORMATION

operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.15% of the net assets of your variable investment options to cover our mortality and expense risks. (Approximately 0.70% covers mortality risks, while the remaining 0.45% covers expense risks.) Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

We deduct a yearly fee of $35 on each anniversary date of your contract during the accumulation period. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year.

In addition, the following charges may apply:

Contingent deferred sales charge

For single premium payment contracts, if you make a partial withdrawal from your account or surrender your contract, you will pay a deferred sales charge on any premium payment amount withdrawn during the first seven contract years measured from the date of issue. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the deferred sales charge, all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. The amount of the charge and the time period used to calculate it depend on the type of contract you have. The deferred sales charge associated with single premium payment contracts are listed in the table below.

The deferred sales charge associated with flexible premium payment contracts is calculated as the lesser of:

•	6% of the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	6% of the amount withdrawn or surrendered.

Deferred sales

charge

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

FINANCIAL INFORMATION	PROSPECTUS	41

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

•

We don’t impose deferred sales charges on contracts bought by contract owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw part of the accumulation value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post-retirement health care benefits. That portion of their contract accumulation value that is withdrawn to fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit riders and it is in effect, you will pay a daily charge based on an annual rate of up to 0.30% of the net assets of your variable investment options depending on the option chosen.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments. We may deduct the annuity tax either from your premium payment when made, or from the annuity payments on the date annuity payments begin.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we deduct the amount from your premium payment at the time it is made. We reserve the right to pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Partial withdrawal charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contracts. It is not intended to be complete or to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information about your circumstances, any recent tax developments, and the impact of state tax laws. This summary is based on our understanding of the present Federal income tax laws.

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We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes, and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contact’s accumulation value and, in the case of a qualified contract (described below) any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts Non-natural person

If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date

When a withdrawal from a non-qualified contract occurs, the amount

Employer-

sponsored or independent?

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

FINANCIAL INFORMATION	PROSPECTUS	43

received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date

After the Annuity Commencement Date, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at that time (on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4, F-4 or F-5.

Penalty tax on certain withdrawals

In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2,

•	made from an immediate annuity contract,

•	made on or after the death of an owner,

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is

44	PROSPECTUS	FINANCIAL INFORMATION

later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with on immediate annuity contract.

Annuity payments

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits

Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges

Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges

It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In

FINANCIAL INFORMATION	PROSPECTUS	45

particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts

All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs)

As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA

46	PROSPECTUS	FINANCIAL INFORMATION

or IRA. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. A rollover or conversion of an IRA to a Roth IRA may be subject to tax.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans

Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches 59 1/2

FINANCIAL INFORMATION	PROSPECTUS	47

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances, and certain exemptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5.

Other tax issues

You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

48	PROSPECTUS	FINANCIAL INFORMATION

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death, or to the employee’s former spouse in the case of an alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, IRA or governmental 457(b) Plan that separately accounts for rollover amounts.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S.

Gender-neutral and gender-distinct tables

As a result of a 1983 U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	49

citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any Federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions can not be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contracts.

We have the right to modify the contracts in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

50	PROSPECTUS	FINANCIAL INFORMATION

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contracts and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

FINANCIAL INFORMATION	PROSPECTUS	51

These ratings relate only to GIAC’s ability to meet its obligations under the contracts’ fixed-rate option and to pay death benefits and living benefits provided under the contracts, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

52	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date annuity payments begin. After that date, rights switch to the annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	53

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contractowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

Upon cancellation and as required by state law or regulation, we’ll refund to you either:

•	the total amount you paid for the contract; or

•

the sum of the surrender value of the contract, plus the difference between the premiums you paid (including any contract fees or other charges) and the amounts allocated to the variable and fixed-rate investment options under the contract.

DISTRIBUTION OF THE CONTRACT

The variable annuity contracts are sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms which have entered into sales agreements with GIS and GIAC. GIS and such other broker-dealers (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC) are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial

54	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of contracts, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contracts is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	55

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period:

The period between the issue date of the contract and the retirement date.

Accumulation unit:

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation value:

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant:

The person on whose life the annuity payments are based and on whose death, prior to the retirement date, benefits under the contract are paid.

Retirement date:

The date on which annuity payments under the contract begin.

Annuity payments:

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the retirement date.

Annuity unit:

A measure used to determine the amount of any variable annuity payment.

Business day:

Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract anniversary date:

The annual anniversary measured from the issue date of the contract.

Contract owner:

You (or your); the person(s) or entity designated as the owner in the contract.

Funds:

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order:

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit values.

Valuation period:

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options:

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

56	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contracts described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for the RS Money Market VIP Series

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial Statements

OTHER INFORMATION	PROSPECTUS	57

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account D, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the year ending December 31, 2008. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account D which are included in the Statement of Additional Information.

The Separate Account commenced operations on January 16, 1990. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular accumulation unit value, then that funding option was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

There are no outstanding accumulation units for contracts including the contract anniversary death benefit rider. Therefore, no information is presented in the table for this contract type.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Core Equity VIP Series
	2008	$32.81	$9.16
	2007	47.16	13.20
	2006	41.42	11.63
	2005	35.73	10.06
	2004	34.66	9.79
	2003	33.08	9.37
	2002	27.55	7.83
	2001	35.23	10.04
	2000	45.37	12.97
	1999	56.24	16.11
RS S&P 500 Index VIP Series
	2008	6.77	6.59
	2007	10.89	10.65
	2006	10.47	10.27
	2005	9.18	9.02
	2004	8.88	8.76
	2003	8.12	8.04
	2002	6.41	6.36
	2001	8.36	8.32
	2000	9.60	9.58
	1999	—	—
RS Asset Allocation VIP Series
	2008	7.63	7.44
	2007	12.31	12.03
	2006	11.83	11.60
	2005	10.56	10.38
	2004	10.24	10.10
	2003	9.39	9.29
	2002	7.44	7.38
	2001	9.39	9.35
	2000	10.44	10.42
	1999	—	—
RS High Yield Bond VIP Series
	2008	10.70	10.43
	2007	13.67	13.36
	2006	13.67	13.40
	2005	12.67	12.46
	2004	12.40	12.23
	2003	11.49	11.37
	2002	9.85	9.78
	2001	9.84	9.79
	2000	9.61	—
	1999	—	—

58	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Low Duration Bond VIP Series
	2008	$11.00	$10.85
	2007	10.75	10.63
	2006	10.31	10.23
	2005	10.02	9.97
	2004	10.01	9.99
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Large Cap Value VIP Series
	2008	8.33	8.22
	2007	14.11	13.95
	2006	14.22	14.11
	2005	12.16	12.10
	2004	11.22	11.20
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Partners VIP Series
	2008	8.08	7.97
	2007	12.39	12.25
	2006	12.79	12.69
	2005	11.83	11.77
	2004	11.48	11.46
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Small Cap Core Equity VIP Series
	2008	12.61	10.93
	2007	19.68	17.12
	2006	18.93	16.52
	2005	16.35	14.31
	2004	16.51	14.49
	2003	14.50	12.77
	2002	10.23	9.03
	2001	12.25	10.85
	2000	13.44	11.94
	1999	14.07	12.54
RS International Growth VIP Series
	2008	19.54	11.26
	2007	34.85	20.15
	2006	30.65	17.78
	2005	25.12	14.61
	2004	21.91	12.78
	2003	18.99	11.11
	2002	14.77	8.67
	2001	18.16	10.69
	2000	23.08	13.63
	1999	29.18	17.28
RS Emerging Markets VIP Series
	2008	19.62	19.30
	2007	45.77	45.17
	2006	31.85	31.52
	2005	23.66	23.49
	2004	17.03	16.96
	2003	13.95	13.93
	2002	9.17	9.18
	2001	9.90	9.95
	2000	9.42	9.50
	1999	13.20	13.35

APPENDIX	PROSPECTUS	59

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Investment Quality Bond VIP Series
	2008	$26.43	$15.03
	2007	26.61	15.18
	2006	25.34	14.50
	2005	24.61	14.12
	2004	24.32	14.00
	2003	23.61	13.64
	2002	22.81	13.21
	2001	21.08	12.24
	2000	19.59	11.41
	1999	18.01	10.53
RS MidCap Opportunities VIP Series
	2008	4.77	—
	2007	9.81	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Global Natural Resources VIP Series
	2008	5.87	5.85
	2007	10.70	10.68
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Value VIP Series
	2008	5.56	—
	2007	9.44	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Equity Dividend VIP Series
	2008	5.48	5.45
	2007	9.36	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)
	2008	4.98	4.96
	2007	10.34	10.33
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Money Market VIP Series
	2008	16.69	12.21
	2007	16.54	12.14
	2006	15.98	11.76
	2005	15.47	11.42
	2004	15.24	11.28
	2003	15.28	11.35
	2002	15.36	11.44
	2001	15.35	11.47
	2000	14.99	11.23
	1999	14.30	10.75

60	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Gabelli Capital Asset Fund
	2008	$23.01	$14.24
	2007	39.08	24.26
	2006	36.22	22.56
	2005	30.05	18.77
	2004	29.80	18.67
	2003	26.09	16.39
	2002	19.48	12.28
	2001	23.00	14.54
	2000	22.69	14.39
	1999	21.75	13.83
Value Line Centurion Fund
	2008	25.32	7.42
	2007	50.49	14.84
	2006	42.31	12.47
	2005	41.22	12.18
	2004	38.21	11.33
	2003	34.66	10.31
	2002	29.35	8.75
	2001	38.52	11.53
	2000	46.59	13.98
	1999	53.84	16.21
Value Line Strategic Asset Management Trust
	2008	38.18	13.34
	2007	54.70	19.16
	2006	48.00	16.87
	2005	45.45	16.02
	2004	42.15	14.90
	2003	38.01	13.48
	2002	33.00	11.73
	2001	38.16	13.61
	2000	44.33	15.86
	1999	43.99	15.79
AIM V.I. Capital Appreciation Fund Series I
	2008	5.19	5.05
	2007	9.13	8.92
	2006	8.24	8.08
	2005	7.84	7.71
	2004	7.29	7.19
	2003	6.92	6.84
	2002	5.40	5.36
	2001	7.23	7.19
	2000	9.53	9.51
	1999	—	—
AIM V.I. Utilities Fund Series 1
	2008	8.93	8.70
	2007	13.35	13.05
	2006	11.19	10.97
	2005	9.03	8.88
	2004	7.82	7.71
	2003	6.35	6.28
	2002	5.40	5.35
	2001	7.33	7.30
	2000	10.29	10.27
	1999	—	—

APPENDIX	PROSPECTUS	61

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AIM V.I. Core Equity Fund Series I
	2008	$6.26	$6.10
	2007	9.07	8.87
	2006	8.49	8.32
	2005	7.45	7.33
	2004	7.13	7.04
	2003	6.82	6.75
	2002	5.52	5.48
	2001	8.00	7.97
	2000	9.26	9.24
	1999	—	—
AllianceBernstein Growth & Income Portfolio Class B
	2008	8.34	8.18
	2007	14.23	13.99
	2006	13.73	13.54
	2005	11.87	11.74
	2004	11.48	11.39
	2003	10.44	10.39
	2002	7.99	7.98
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Large Cap Growth Portfolio Class B
	2008	7.70	7.55
	2007	12.95	12.73
	2006	11.53	11.37
	2005	11.74	11.61
	2004	10.34	10.26
	2003	9.65	9.61
	2002	7.92	—
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Global Technology Portfolio Class B
	2008	6.78	6.65
	2007	13.06	12.84
	2006	11.02	10.87
	2005	10.29	10.18
	2004	10.04	9.96
	2003	9.67	9.62
	2002	6.80	—
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Value Portfolio Class B
	2008	8.34	8.17
	2007	14.30	14.06
	2006	15.09	14.88
	2005	12.62	12.48
	2004	12.10	12.00
	2003	10.80	10.74
	2002	8.50	8.49
	2001	—	—
	2000	—	—
	1999	—	—

62	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Davis Financial Portfolio
	2008	$7.88	$7.68
	2007	14.86	14.52
	2006	16.00	15.69
	2005	13.66	13.43
	2004	12.75	12.57
	2003	11.69	11.57
	2002	8.95	8.88
	2001	10.89	10.84
	2000	12.29	12.27
	1999	—	—
Davis Real Estate Portfolio
	2008	14.41	14.04
	2007	27.45	26.83
	2006	32.86	32.22
	2005	24.74	24.33
	2004	22.12	21.82
	2003	16.78	16.60
	2002	12.41	12.32
	2001	11.86	11.80
	2000	11.37	11.35
	1999	—	—
Davis Value Portfolio
	2008	8.10	7.89
	2007	13.73	13.42
	2006	13.28	13.02
	2005	11.68	11.49
	2004	10.80	10.65
	2003	9.72	9.62
	2002	7.58	7.52
	2001	9.16	9.11
	2000	10.34	10.32
	1999	—	—
Fidelity VIP Contrafund Portfolio Service Class
	2008	9.45	9.21
	2007	16.67	16.29
	2006	14.35	14.07
	2005	13.01	12.79
	2004	11.26	11.11
	2003	9.88	9.77
	2002	7.78	7.72
	2001	8.69	8.65
	2000	10.04	10.02
	1999	—	—
Fidelity VIP Equity-Income Portfolio Service Class
	2008	8.38	8.16
	2007	14.79	14.46
	2006	14.75	14.46
	2005	12.43	12.22
	2004	11.89	11.73
	2003	10.80	10.68
	2002	8.39	8.32
	2001	10.22	10.18
	2000	10.90	10.88
	1999	—	—

APPENDIX	PROSPECTUS	63

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Fidelity VIP Growth Opportunities Portfolio Service Class
	2008	$5.08	$4.95
	2007	11.43	11.17
	2006	9.40	9.21
	2005	9.03	8.88
	2004	8.39	8.27
	2003	7.93	7.84
	2002	6.19	6.14
	2001	8.01	7.98
	2000	9.48	9.46
	1999	—	—
Fidelity VIP Mid Cap Portfolio Service Class
	2008	16.21	15.80
	2007	27.12	26.51
	2006	23.75	23.29
	2005	21.34	20.99
	2004	18.27	18.02
	2003	14.81	14.65
	2002	10.82	10.73
	2001	12.14	12.09
	2000	12.71	12.69
	1999	—	—
Templeton Growth Securities Fund Class 2
	2008	8.91	8.73
	2007	15.63	15.36
	2006	15.45	15.23
	2005	12.83	12.69
	2004	11.92	11.83
	2003	10.39	10.34
	2002	7.96	7.94
	2001	—	—
	2000	—	—
	1999	—	—
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
	2008	4.81	4.69
	2007	8.65	8.46
	2006	7.17	7.03
	2005	6.39	6.28
	2004	5.75	5.67
	2003	4.82	4.77
	2002	3.61	3.58
	2001	5.07	5.04
	2000	8.46	8.45
	1999	—	—
Janus Aspen Forty Portfolio Institutional Shares
	2008	7.47	7.28
	2007	13.54	13.23
	2006	10.00	9.80
	2005	9.25	9.09
	2004	8.29	8.18
	2003	7.10	7.02
	2002	5.95	5.91
	2001	7.14	7.11
	2000	9.23	9.21
	1999	—	—

64	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Janus Aspen Large Cap Growth Portfolio Institutional Shares
	2008	$5.18	$5.05
	2007	8.70	8.50
	2006	7.65	7.50
	2005	6.94	6.83
	2004	6.74	6.64
	2003	6.52	6.45
	2002	5.01	4.97
	2001	6.89	6.86
	2000	9.26	9.25
	1999	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares
	2008	4.75	4.63
	2007	8.68	8.48
	2006	8.01	7.85
	2005	6.86	6.74
	2004	6.55	6.46
	2003	6.33	6.26
	2002	5.16	5.12
	2001	7.01	6.97
	2000	9.14	9.12
	1999	—	—
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)
	2008	4.90	4.77
	2007	7.92	7.74
	2006	6.61	6.48
	2005	6.20	6.09
	2004	5.74	5.66
	2003	5.14	5.09
	2002	3.99	3.96
	2001	6.10	6.07
	2000	9.28	9.26
	1999	—	—
MFS Investors Trust Series Initial Class
	2008	9.65	9.57
	2007	14.58	14.50
	2006	13.37	13.34
	2005	11.97	11.98
	2004	11.29	11.33
	2003	10.25	10.32
	2002	8.49	8.58
	2001	10.87	11.01
	2000	13.08	13.29
	1999	13.26	13.51
MFS New Discovery Series Initial Class
	2008	6.61	6.45
	2007	11.03	10.78
	2006	10.88	10.67
	2005	9.73	9.56
	2004	9.35	9.22
	2003	8.88	8.78
	2002	6.72	6.66
	2001	9.94	9.89
	2000	10.59	10.57
	1999	—	—

APPENDIX	PROSPECTUS	65

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
MFS Research Series Initial Class
	2008	$6.53	$6.36
	2007	10.34	10.10
	2006	9.24	9.06
	2005	8.46	8.31
	2004	7.94	7.83
	2003	6.93	6.86
	2002	5.62	5.58
	2001	7.54	7.50
	2000	9.68	9.67
	1999	—	—
MFS Total Return Series Initial Class
	2008	11.77	11.47
	2007	15.29	14.94
	2006	14.84	14.55
	2005	13.42	13.19
	2004	13.20	13.02
	2003	12.00	11.87
	2002	10.43	10.35
	2001	11.13	11.08
	2000	11.23	11.21
	1999	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
	2008	9.90	9.71
	2007	14.78	14.53
	2006	14.58	14.38
	2005	12.72	12.58
	2004	11.73	11.63
	2003	10.40	10.35
	2002	8.24	8.22
	2001	—	—
	2000	—	—
	1999	—	—
Van Kampen Life Investment Trust Government Portfolio Class II
	2008	12.09	11.85
	2007	12.05	11.85
	2006	11.39	11.23
	2005	11.18	11.05
	2004	10.95	10.86
	2003	10.66	10.61
	2002	10.63	10.60
	2001	—	—
	2000	—	—
	1999	—	—

66	PROSPECTUS	APPENDIX

Number of accumulation units outstanding at the end of the indicated period:

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Core Equity VIP Series
	2008	7,578,271	1,503,951
	2007	8,709,478	1,877,539
	2006	10,107,546	2,150,354
	2005	12,370,020	2,571,424
	2004	15,857,297	3,482,087
	2003	19,451,754	4,533,013
	2002	23,054,222	5,487,176
	2001	29,533,253	7,249,644
	2000	37,104,107	9,362,793
	1999	41,964,138	10,190,342
RS S&P 500 Index VIP Series
	2008	921,377	36,847
	2007	1,041,726	49,032
	2006	1,208,453	73,860
	2005	1,426,518	146,648
	2004	1,656,828	145,679
	2003	1,379,012	129,107
	2002	1,082,762	68,471
	2001	864,060	72,521
	2000	115,262	1,582
	1999	—	—
RS Asset Allocation VIP Series
	2008	161,495	15,019
	2007	210,976	20,389
	2006	234,513	23,569
	2005	280,719	21,565
	2004	286,518	44,380
	2003	334,663	48,638
	2002	193,575	23,022
	2001	265,382	19,408
	2000	78,464	3,520
	1999	—	—
RS High Yield Bond VIP Series
	2008	210,315	8,247
	2007	252,626	9,327
	2006	276,285	22,047
	2005	296,158	23,383
	2004	422,305	41,269
	2003	544,707	32,253
	2002	250,105	20,525
	2001	204,845	2,876
	2000	36,359	—
	1999	—	—
RS Low Duration Bond VIP Series
	2008	337,162	12,788
	2007	150,414	5,049
	2006	117,663	7,927
	2005	82,440	7,605
	2004	72,405	4,695
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—

APPENDIX	PROSPECTUS	67

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Large Cap Value VIP Series
	2008	141,665	20,806
	2007	176,390	25,037
	2006	236,299	26,899
	2005	148,132	12,749
	2004	39,504	4,127
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Partners VIP Series
	2008	118,053	17,305
	2007	129,408	26,889
	2006	152,435	28,496
	2005	125,949	23,562
	2004	53,959	5,809
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Small Cap Core Equity VIP Series
	2008	1,293,207	65,449
	2007	1,535,064	98,566
	2006	1,791,689	128,159
	2005	2,109,422	164,111
	2004	2,558,961	208,232
	2003	2,772,487	242,228
	2002	2,765,735	225,006
	2001	2,868,390	292,911
	2000	3,557,758	410,859
	1999	3,010,741	706,437
RS International Growth VIP Series
	2008	2,764,102	262,626
	2007	3,202,476	320,241
	2006	3,532,701	382,745
	2005	3,829,024	428,400
	2004	4,422,669	491,691
	2003	5,016,733	570,045
	2002	5,987,351	661,898
	2001	7,402,239	838,502
	2000	9,771,054	1,154,056
	1999	11,223,178	1,457,210
RS Emerging Markets VIP Series
	2008	1,280,502	63,869
	2007	1,701,811	91,761
	2006	1,809,173	98,589
	2005	1,857,185	114,025
	2004	1,744,987	103,954
	2003	1,765,901	105,459
	2002	1,871,531	119,705
	2001	2,046,816	147,733
	2000	2,482,908	184,854
	1999	3,055,038	353,384

68	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Investment Quality Bond VIP Series
	2008	2,510,317	282,351
	2007	2,719,708	332,046
	2006	3,193,030	423,304
	2005	3,904,492	551,946
	2004	4,840,852	695,823
	2003	6,031,101	829,181
	2002	7,821,403	1,267,625
	2001	7,731,557	1,109,572
	2000	7,511,758	916,576
	1999	9,203,256	1,145,493
RS MidCap Opportunities VIP Series
	2008	6,875	—
	2007	8,580	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Global Natural Resources VIP Series
	2008	176,811	4,411
	2007	36,246	682
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Value VIP Series
	2008	13,560	—
	2007	16,793	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Equity Dividend VIP Series
	2008	21,418	663
	2007	14,193	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)
	2008	13,510	14
	2007	7,393	14
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Money Market VIP Series
	2008	4,926,214	493,818
	2007	3,965,796	350,644
	2006	3,542,188	382,305
	2005	3,408,889	365,025
	2004	4,190,389	338,042
	2003	6,028,620	519,552
	2002	9,456,907	860,964
	2001	11,101,327	1,031,906
	2000	9,596,904	845,837
	1999	13,934,054	1,084,454

APPENDIX	PROSPECTUS	69

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Gabelli Capital Asset Fund
	2008	1,460,047	216,179
	2007	1,858,444	323,796
	2006	2,145,345	366,356
	2005	2,520,400	455,751
	2004	2,981,934	551,832
	2003	3,359,412	642,777
	2002	3,585,124	618,497
	2001	4,047,602	767,170
	2000	3,881,708	733,340
	1999	4,615,764	1,089,293
Value Line Centurion Fund
	2008	1,618,792	172,225
	2007	1,928,553	228,551
	2006	2,304,034	303,842
	2005	2,841,604	387,039
	2004	3,393,467	548,405
	2003	3,933,358	680,930
	2002	4,639,161	806,359
	2001	5,814,117	1,018,409
	2000	7,206,185	1,235,716
	1999	8,400,109	1,532,459
Value Line Strategic Asset Management Trust
	2008	4,910,726	942,728
	2007	5,862,591	1,114,153
	2006	6,964,648	1,376,525
	2005	8,379,868	1,650,521
	2004	10,048,251	1,898,314
	2003	11,751,872	2,291,584
	2002	13,812,779	2,849,392
	2001	17,377,163	3,731,307
	2000	20,945,510	4,407,994
	1999	23,900,039	4,795,070
AIM V.I. Capital Appreciation Fund Series I
	2008	108,744	1,648
	2007	143,696	2,517
	2006	167,583	4,716
	2005	218,789	10,271
	2004	298,675	14,079
	2003	376,901	19,618
	2002	374,146	29,466
	2001	543,701	47,001
	2000	554,443	59,188
	1999	—	—
AIM V.I. Utilities Fund Series 1
	2008	383,886	31,892
	2007	472,253	50,481
	2006	389,345	46,048
	2005	434,857	39,586
	2004	135,144	11,261
	2003	95,181	10,169
	2002	79,695	5,580
	2001	132,578	3,843
	2000	55,284	4,021
	1999	—	—

70	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AIM V.I. Core Equity Fund Series I
	2008	126,738	14,517
	2007	150,542	16,920
	2006	205,071	19,793
	2005	254,898	21,865
	2004	335,796	34,692
	2003	402,344	38,149
	2002	499,838	52,287
	2001	752,786	67,962
	2000	347,685	10,882
	1999	—	—
AllianceBernstein Growth & Income Portfolio Class B
	2008	89,282	7,099
	2007	156,573	13,043
	2006	209,500	13,053
	2005	258,577	14,613
	2004	313,203	14,911
	2003	274,508	13,687
	2002	20,036	15,252
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Large Cap Growth Portfolio Class B
	2008	63,328	3,063
	2007	85,060	3,959
	2006	82,383	6,053
	2005	84,658	2,424
	2004	80,413	3,840
	2003	92,599	12,811
	2002	2,790	—
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Global Technology Portfolio Class B
	2008	50,576	13,199
	2007	93,629	12,926
	2006	55,236	14,458
	2005	69,367	15,105
	2004	92,947	18,078
	2003	129,071	21,733
	2002	8,947	—
	2001	—	—
	2000	—	—
	1999	—	—
AllianceBernstein Value Portfolio Class B
	2008	171,190	2,746
	2007	206,551	8,562
	2006	252,256	11,950
	2005	230,130	7,055
	2004	186,998	15,792
	2003	138,117	17,763
	2002	81,202	6,409
	2001	—	—
	2000	—	—
	1999	—	—

APPENDIX	PROSPECTUS	71

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Davis Financial Portfolio
	2008	126,762	14,111
	2007	170,671	15,758
	2006	227,110	20,294
	2005	210,668	10,710
	2004	281,870	14,394
	2003	261,056	16,672
	2002	278,025	15,238
	2001	375,499	26,910
	2000	163,662	35,571
	1999	—	—
Davis Real Estate Portfolio
	2008	341,760	15,718
	2007	446,916	29,727
	2006	710,307	44,058
	2005	653,977	53,838
	2004	715,821	57,909
	2003	551,741	92,493
	2002	451,483	76,056
	2001	163,258	24,931
	2000	101,524	15,795
	1999	—	—
Davis Value Portfolio
	2008	1,060,007	76,060
	2007	1,371,302	98,183
	2006	1,669,348	111,817
	2005	1,789,363	113,880
	2004	1,617,875	114,091
	2003	1,528,017	159,032
	2002	1,474,930	182,897
	2001	1,622,210	160,700
	2000	772,430	47,021
	1999	—	—
Fidelity VIP Contrafund Portfolio Service Class
	2008	1,865,263	152,315
	2007	2,265,528	228,705
	2006	2,491,843	298,676
	2005	2,569,297	264,776
	2004	2,016,470	329,779
	2003	1,698,765	290,615
	2002	1,463,397	104,305
	2001	930,322	75,177
	2000	255,412	15,882
	1999	—	—
Fidelity VIP Equity-Income Portfolio Service Class
	2008	616,287	37,364
	2007	811,801	64,123
	2006	961,095	63,918
	2005	1,001,167	76,681
	2004	1,145,660	80,771
	2003	1,103,792	100,233
	2002	951,416	105,347
	2001	729,421	104,223
	2000	67,729	14,151
	1999	—	—

72	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Fidelity VIP Growth Opportunities Portfolio Service Class
	2008	145,783	3,549
	2007	136,861	2,222
	2006	91,985	4,267
	2005	114,439	4,876
	2004	258,554	19,604
	2003	242,013	12,425
	2002	81,416	3,134
	2001	87,433	5,751
	2000	21,115	1,719
	1999	—	—
Fidelity VIP Mid Cap Portfolio Service Class
	2008	1,218,948	66,931
	2007	1,498,523	112,964
	2006	1,863,295	144,094
	2005	2,200,800	186,800
	2004	2,021,626	204,288
	2003	1,803,176	215,521
	2002	1,744,068	124,077
	2001	1,398,815	89,713
	2000	1,167,489	96,187
	1999	—	—
Templeton Growth Securities Fund Class 2
	2008	486,963	49,709
	2007	628,738	58,838
	2006	725,467	68,905
	2005	644,001	70,136
	2004	497,397	56,925
	2003	273,913	31,235
	2002	118,224	16,394
	2001	—	—
	2000	—	—
	1999	—	—
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
	2008	461,345	26,343
	2007	409,547	30,347
	2006	425,977	32,494
	2005	490,792	41,609
	2004	567,569	41,890
	2003	560,184	38,524
	2002	434,736	14,310
	2001	615,473	48,567
	2000	868,436	32,561
	1999	—	—
Janus Aspen Forty Portfolio Institutional Shares
	2008	483,938	29,842
	2007	464,491	28,531
	2006	410,639	26,163
	2005	450,343	37,772
	2004	478,003	41,956
	2003	574,029	37,362
	2002	612,471	42,989
	2001	664,090	60,384
	2000	458,794	31,021
	1999	—	—

APPENDIX	PROSPECTUS	73

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Janus Aspen Large Cap Growth Portfolio Institutional Shares
	2008	149,546	17,366
	2007	202,528	15,954
	2006	213,058	17,697
	2005	262,115	21,281
	2004	334,275	32,296
	2003	444,434	33,925
	2002	533,613	42,965
	2001	732,194	131,473
	2000	549,607	93,712
	1999	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares
	2008	266,219	19,108
	2007	405,092	28,017
	2006	436,781	28,758
	2005	539,766	37,329
	2004	699,959	50,534
	2003	951,615	67,972
	2002	1,315,032	129,084
	2001	1,510,751	206,264
	2000	1,064,845	124,924
	1999	—	—
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)
	2008	123,550	9,931
	2007	147,982	8,419
	2006	163,790	15,881
	2005	217,869	19,481
	2004	246,274	19,557
	2003	340,505	77,736
	2002	226,639	21,092
	2001	351,543	16,806
	2000	310,649	17,227
	1999	—	—
MFS Investors Trust Series Initial Class
	2008	440,273	20,638
	2007	488,501	29,142
	2006	430,717	32,105
	2005	475,922	41,309
	2004	665,986	52,947
	2003	797,093	89,002
	2002	971,716	102,276
	2001	1,377,253	225,960
	2000	1,708,374	272,814
	1999	2,473,303	632,195
MFS New Discovery Series Initial Class
	2008	122,045	4,800
	2007	156,448	9,368
	2006	209,784	14,033
	2005	264,168	14,859
	2004	370,291	24,948
	2003	504,746	35,828
	2002	440,823	26,395
	2001	576,897	37,658
	2000	254,820	13,361
	1999	—	—

74	PROSPECTUS	APPENDIX

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
MFS Research Series Initial Class
	2008	58,091	2,605
	2007	57,601	5,116
	2006	53,383	6,855
	2005	81,763	10,440
	2004	96,306	10,222
	2003	112,574	10,627
	2002	166,787	14,831
	2001	301,375	21,250
	2000	205,060	8,811
	1999	—	—
MFS Total Return Series Initial Class
	2008	1,234,297	66,151
	2007	1,561,300	79,597
	2006	1,812,177	104,026
	2005	2,079,296	128,784
	2004	2,031,884	139,078
	2003	2,133,759	106,601
	2002	1,989,124	104,484
	2001	1,377,004	58,131
	2000	170,337	11,957
	1999	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
	2008	255,086	15,106
	2007	317,044	27,141
	2006	373,961	43,494
	2005	358,880	45,817
	2004	305,449	43,044
	2003	162,745	32,077
	2002	56,154	18,151
	2001	—	—
	2000	—	—
	1999	—	—
Van Kampen Life Investment Trust Government Portfolio Class II
	2008	252,635	7,869
	2007	249,493	10,017
	2006	249,789	16,634
	2005	295,989	21,537
	2004	322,247	19,331
	2003	438,524	37,542
	2002	447,786	123,402

APPENDIX	PROSPECTUS	75

THE GUARDIAN INVESTOR®

INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACTS

Issued Through The Guardian Separate Account D of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2009

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account D (marketed under the name “The Guardian Investor”) dated May 1, 2009.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013286    5/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account D (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2008, 2007 and 2006, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $30,234,049, $48,660,683 and $50,194,953, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return of 4% by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current valuation period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by the amount of the mortality and expense risk charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table a projected using Scale G) and the nearest age of the annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first monthly variable annuity payment by the value of the appropriate Annuity

B-2

Unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the variable investment options are made. If a transfer among the variable investment options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return of 4% under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains constant at 4%, the variable annuity payments will remain constant. If the actual net investment rate exceeds 4%, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, variable annuity payments will decrease.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

CALCULATION OF YIELD QUOTATIONS FOR THE RS Money Market VIP Series

INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2008 was 0.65%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2008 was 0.66%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2008 and 2007 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2008 and the statement of assets and liabilities of Separate Account D as of December 31, 2008 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2008, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-4

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B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT D

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	9,944,935	994,703	207,071
Net asset value per share (NAV)	26.60	6.52	6.50

Total Assets (Shares x NAV)	$264,535,264	$6,485,465	$1,345,964

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	175,930	4,890	1,601

Net Assets	$264,359,334	$6,480,575	$1,344,363

Net Assets: Regular Contract
Contract value in accumulation period	$248,616,442	$6,234,205	$1,232,652

Total Net Assets	$248,616,442	$6,234,205	$1,232,652
Units Outstanding	7,578,271	921,377	161,495
Unit Value (accumulation)	$32.81	$6.77	$7.63

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$13,771,534	$242,952	$111,711

Total Net Assets	$13,771,534	$242,952	$111,711
Units Outstanding	1,503,951	36,847	15,019
Unit Value (accumulation)	$9.16	$6.59	$7.44

Net Assets: Total
Contract value in accumulation period	$262,387,976	$6,477,157	$1,344,363
Contract value in Payout (annuitization) period	1,971,358	3,418	—

Net Assets	$264,359,334	$6,480,575	$1,344,363

Cost Of Shares In Underlying Fund	$347,766,317	$9,116,608	$2,038,744

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2008 Investment Income
Income:
Reinvested dividends	$4,300,365	$198,799	$35,890
Expenses:
Mortality expense risk and administrative charges	4,157,632	99,032	21,227

Net investment income/(expense)	142,733	99,767	14,663

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(38,974,558)	347,491	(12,736)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(38,974,558)	347,491	(12,736)
Net change in unrealized appreciation/(depreciation) of investments	(83,624,328)	(4,519,596)	(928,922)

Net realized and unrealized gain/(loss) from investments	(122,598,886)	(4,172,105)	(941,658)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(122,456,153)	$(4,072,338)	$(926,995)

See notes to financial statements

B-6

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

418,686	388,143	197,083	156,639	2,274,800	4,509,477	2,374,384
5.59	9.94	6.90	7.01	7.51	12.81	11.11

$2,340,456	$3,858,145	$1,359,871	$1,098,042	$17,083,748	$57,766,398	$26,379,408

4,316	9,102	7,757	6,184	16,411	46,063	22,587

$2,336,140	$3,849,043	$1,352,114	$1,091,858	$17,067,337	$57,720,335	$26,356,821

$2,250,159	$3,710,283	$1,180,251	$953,967	$16,303,403	$54,005,417	$25,118,539

$2,250,159	$3,710,283	$1,180,251	$953,967	$16,303,403	$54,005,417	$25,118,539
210,315	337,162	141,665	118,053	1,293,207	2,764,102	1,280,502
$10.70	$11.00	$8.33	$8.08	$12.61	$19.54	$19.62

$85,981	$138,760	$170,919	$137,891	$715,626	$2,957,827	$1,232,675

$85,981	$138,760	$170,919	$137,891	$715,626	$2,957,827	$1,232,675
8,247	12,788	20,806	17,305	65,449	262,626	63,869
$10.43	$10.85	$8.22	$7.97	$10.93	$11.26	$19.30

$2,336,140	$3,849,043	$1,351,170	$1,091,858	$17,019,029	$56,963,244	$26,351,214
—	—	944	—	48,308	757,091	5,607

$2,336,140	$3,849,043	$1,352,114	$1,091,858	$17,067,337	$57,720,335	$26,356,821

$3,250,033	$3,924,133	$2,540,896	$1,660,213	$31,947,760	$61,548,606	$57,275,497

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$243,872	$110,785	$41,348	$—	$108,072	$1,548,230	$138,013

35,447	29,527	21,427	16,544	272,759	1,036,766	645,292

208,425	81,258	19,921	(16,544)	(164,687)	511,464	(507,279)

(313,738)	21,344	(216,865)	(376,526)	(4,567,702)	2,758,487	1,434,650
—	—	71,062	30,529	221,067	1,951,322	3,260,884

(313,738)	21,344	(145,803)	(345,997)	(4,346,635)	4,709,809	4,695,534
(649,588)	(49,582)	(904,580)	(271,154)	(6,119,713)	(53,969,114)	(46,777,398)

(963,326)	(28,238)	(1,050,383)	(617,151)	(10,466,348)	(49,259,305)	(42,081,864)

$(754,901)	$53,020	$(1,030,462)	$(633,695)	$(10,631,035)	$(48,747,841)	$(42,589,143)

B-7

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

Assets:
Shares owned in underlying fund	6,283,957	6,855	179,400
Net asset value per share (NAV)	11.32	4.85	5.97

Total Assets (Shares x NAV)	$71,134,395	$33,245	$1,071,018

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	51,227	448	6,941

Net Assets	$71,083,168	$32,797	$1,064,077

Net Assets: Regular Contract
Contract value in accumulation period	$66,341,274	$32,797	$1,038,284

Total Net Assets	$66,341,274	$32,797	$1,038,284
Units Outstanding	2,510,317	6,875	176,811
Unit Value (accumulation)	$26.43	$4.77	$5.87

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$4,244,609	$—	$25,793

Total Net Assets	$4,244,609	$—	$25,793
Units Outstanding	282,351	—	4,411
Unit Value (accumulation)	$15.03	$—	$5.85

Net Assets: Total
Contract value in accumulation period	$70,585,883	$32,797	$1,064,077
Contract value in Payout (annuitization) period	497,285	—	—

Net Assets	$71,083,168	$32,797	$1,064,077

Cost Of Shares In Underlying Fund	$76,685,409	$49,419	$1,838,215

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

2008 Investment Income
Income:
Reinvested dividends	$3,664,540	$—	$—
Expenses:
Mortality expense risk and administrative charges	880,202	202	16,049

Net investment income/(expense)	2,784,338	(202)	(16,049)

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(327,319)	(19,896)	(607,671)
Reinvested realized gain distributions	429,056	—	—

Net realized gain/(loss) on investments	101,737	(19,896)	(607,671)
Net change in unrealized appreciation/(depreciation) of investments	(3,444,469)	(10,766)	(773,775)

Net realized and unrealized gain/(loss) from investments	(3,342,732)	(30,662)	(1,381,446)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(558,394)	$(30,864)	$(1,397,495)

See notes to financial statements

B-8

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

13,457	22,490	13,413	89,129,941	3,388,934	4,848,251	14,024,245
5.65	5.43	5.06	1.00	10.87	8.75	14.36

$76,031	$122,122	$67,867	$89,129,941	$36,837,709	$42,422,192	$201,388,159

665	1,174	557	880,442	28,951	28,448	140,796

$75,366	$120,948	$67,310	$88,249,499	$36,808,758	$42,393,744	$201,247,363

$75,366	$117,329	$67,241	$82,197,727	$33,595,194	$40,982,717	$187,505,344

$75,366	$117,329	$67,241	$82,197,727	$33,595,194	$40,982,717	$187,505,344
13,560	21,418	13,510	4,926,214	1,460,047	1,618,792	4,910,726
$5.56	$5.48	$4.98	$16.69	$23.01	$25.32	$38.18

$—	$3,619	$69	$6,028,890	$3,078,876	$1,277,311	$12,572,863

$—	$3,619	$69	$6,028,890	$3,078,876	$1,277,311	$12,572,863
—	663	14	493,818	216,179	172,225	942,728
$—	$5.45	$4.96	$12.21	$14.24	$7.42	$13.34

$75,366	$120,948	$67,310	$88,226,617	$36,674,070	$42,260,028	$200,078,207
—	—	—	22,882	134,688	133,716	1,169,156

$75,366	$120,948	$67,310	$88,249,499	$36,808,758	$42,393,744	$201,247,363

$108,570	$170,379	$93,936	$89,129,941	$56,243,935	$88,514,449	$291,535,771

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$—	$1,950	$—	$1,648,173	$439,034	$—	$4,059,838

297	404	182	974,714	669,300	816,639	3,220,866

(297)	1,546	(182)	673,459	(230,266)	(816,639)	838,972

(25,576)	(20,546)	(23,670)	—	299,691	(17,281,672)	(16,248,041)
—	40	—	—	335,927	15,273,297	36,826,389

(25,576)	(20,506)	(23,670)	—	635,618	(2,008,375)	20,578,348
(25,336)	(48,719)	(19,429)	—	(29,997,130)	(44,072,276)	(116,937,747)

(50,912)	(69,225)	(43,099)	—	(29,361,512)	(46,080,651)	(96,359,399)

$(51,209)	$(67,679)	$(43,281)	$673,459	$(29,591,778)	$(46,897,290)	$(95,520,427)

B-9

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

Assets:
Shares owned in underlying fund	34,229	277,138	45,119
Net asset value per share (NAV)	16.89	13.38	19.75

Total Assets (Shares x NAV)	$578,133	$3,708,105	$891,105

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,722	4,173	6,416

Net Assets	$572,411	$3,703,932	$884,689

Net Assets: Regular Contract
Contract value in accumulation period	$564,081	$3,426,537	$793,803

Total Net Assets	$564,081	$3,426,537	$793,803
Units Outstanding	108,744	383,886	126,738
Unit Value (accumulation)	$5.19	$8.93	$6.26

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$8,330	$277,395	$88,603

Total Net Assets	$8,330	$277,395	$88,603
Units Outstanding	1,648	31,892	14,517
Unit Value (accumulation)	$5.05	$8.70	$6.10

Net Assets: Total
Contract value in accumulation period	$572,411	$3,703,932	$882,406
Contract value in Payout (annuitization) period	—	—	2,283

Net Assets	$572,411	$3,703,932	$884,689

Cost Of Shares In Underlying Fund	$853,098	$5,970,330	$1,028,381

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

2008 Investment Income
Income:
Reinvested dividends	$—	$136,209	$24,384
Expenses:
Mortality expense risk and administrative charges	6,738	61,804	13,695

Net investment income/(expense)	(6,738)	74,405	10,689

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	48,932	(78,661)	47,354
Reinvested realized gain distributions	—	500,474	—

Net realized gain/(loss) on investments	48,932	421,813	47,354
Net change in unrealized appreciation/(depreciation) of investments	(532,622)	(2,592,320)	(497,985)

Net realized and unrealized gain/(loss) from investments	(483,690)	(2,170,507)	(450,631)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(490,428)	$(2,096,102)	$(439,942)

See notes to financial statements

B-10

Investment Divisions
Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value

62,298	28,481	40,903	191,962	156,517	889,604	1,114,282
12.97	18.03	10.67	7.59	7.12	5.80	8.26

$808,010	$513,520	$436,438	$1,456,995	$1,114,404	$5,159,701	$9,203,972

4,650	2,663	5,091	7,369	4,229	5,215	9,374

$803,360	$510,857	$431,347	$1,449,626	$1,110,175	$5,154,486	$9,194,598

$744,744	$487,737	$343,087	$1,427,188	$998,710	$4,923,376	$8,587,903

$744,744	$487,737	$343,087	$1,427,188	$998,710	$4,923,376	$8,587,903
89,282	63,328	50,576	171,190	126,762	341,760	1,060,007
$8.34	$7.70	$6.78	$8.34	$7.88	$14.41	$8.10

$58,037	$23,120	$87,759	$22,438	$108,334	$220,651	600,485

$58,037	$23,120	$87,759	$22,438	$108,334	$220,651	$600,485
7,099	3,063	13,199	2,746	14,111	15,718	76,060
$8.18	$7.55	$6.65	$8.17	$7.68	$14.04	$7.89

$802,781	$510,857	$430,846	$1,449,626	$1,107,044	$5,144,027	$9,188,388
579	—	501	—	3,131	10,459	6,210

$803,360	$510,857	$431,347	$1,449,626	$1,110,175	$5,154,486	$9,194,598

$1,441,001	$761,391	$797,433	$2,688,430	$2,134,208	$13,865,398	$13,543,813

Investment Divisions
Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value

$32,164	$—	$—	$48,490	$—	$217,676	$136,093

17,112	7,747	5,657	23,334	20,449	101,365	167,887

15,052	(7,747)	(5,657)	25,156	(20,449)	116,311	(31,794)

(255,811)	(21,891)	(47,718)	1,749	(127,468)	(2,640,042)	851,968
331,864	—	—	123,629	70,083	98,552	250,116

76,053	(21,891)	(47,718)	125,378	(57,385)	(2,541,490)	1,102,084
(892,976)	(362,656)	(456,961)	(1,298,154)	(1,088,327)	(2,684,374)	(8,376,336)

(816,923)	(384,547)	(504,679)	(1,172,776)	(1,145,712)	(5,225,864)	(7,274,252)

$(801,871)	$(392,294)	$(510,336)	$(1,147,620)	$(1,166,161)	$(5,109,553)	$(7,306,046)

B-11

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

Assets:
Shares owned in underlying fund	1,245,172	416,970	76,524
Net asset value per share (NAV)	15.33	13.14	9.97

Total Assets (Shares x NAV)	$19,088,486	$5,478,986	$762,947

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	20,324	10,855	5,159

Net Assets	$19,068,162	$5,468,131	$757,788

Net Assets: Regular Contract
Contract value in accumulation period	$17,632,682	$5,162,372	$740,228

Total Net Assets	$17,632,682	$5,162,372	$740,228
Units Outstanding	1,865,263	616,287	145,783
Unit Value (accumulation)	$9.45	$8.38	$5.08

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$1,403,091	$304,991	$17,560

Total Net Assets	$1,403,091	$304,991	$17,560
Units Outstanding	152,315	37,364	3,549
Unit Value (accumulation)	$9.21	$8.16	$4.95

Net Assets: Total
Contract value in accumulation period	$19,035,773	$5,467,363	$757,788
Contract value in Payout (annuitization) period	32,389	768	—

Net Assets	$19,068,162	$5,468,131	$757,788

Cost Of Shares In Underlying Fund	$36,049,354	$10,247,379	$1,473,090

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

2008 Investment Income
Income:
Reinvested dividends	$249,310	$194,962	$4,634
Expenses:
Mortality expense risk and administrative charges	344,452	100,845	12,986

Net investment income/(expense)	(95,142)	94,117	(8,352)

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(478,824)	(612,711)	(21,993)
Reinvested realized gain distributions	938,953	10,203	—

Net realized gain/(loss) on investments	460,129	(602,508)	(21,993)
Net change in unrealized appreciation/(depreciation) of investments	(16,522,734)	(4,321,226)	(883,395)

Net realized and unrealized gain/(loss) from investments	(16,062,605)	(4,923,734)	(905,388)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(16,157,747)	$(4,829,617)	$(913,740)

See notes to financial statements

B-12

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Growth Initial Class

1,164,851	584,254	110,845	178,228	55,236	71,456	42,743
18.33	8.20	21.26	22.97	15.80	19.27	15.62

$21,351,723	$4,790,884	$2,356,566	$4,093,888	$872,723	$1,376,959	$667,639

21,427	9,916	9,643	9,549	6,821	8,142	8,365

$21,330,296	$4,780,968	$2,346,923	$4,084,339	$865,902	$1,368,817	$659,274

$19,764,948	$4,338,490	$2,220,341	$3,616,869	$775,077	$1,264,077	$604,980

$19,764,948	$4,338,490	$2,220,341	$3,616,869	$775,077	$1,264,077	$604,980
1,218,948	486,963	461,345	483,938	149,546	266,219	123,550
$16.21	$8.91	$4.81	$7.47	$5.18	$4.75	$4.90

$1,057,571	$434,076	$123,546	$217,338	$87,707	$88,414	$47,386

$1,057,571	$434,076	$123,546	$217,338	$87,707	$88,414	$47,386
66,931	49,709	26,343	29,842	17,366	19,108	9,931
$15.80	$8.73	$4.69	$7.28	$5.05	$4.63	$4.77

$20,822,519	$4,772,566	$2,343,887	$3,834,207	$862,784	$1,352,491	$652,366
507,777	8,402	3,036	250,132	3,118	16,326	6,908

$21,330,296	$4,780,968	$2,346,923	$4,084,339	$865,902	$1,368,817	$659,274

$35,812,554	$8,391,788	$3,552,808	$6,636,617	$1,251,108	$2,301,070	$955,051

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Growth Initial Class

$116,896	$134,233	$8,773	$9,193	$9,854	$26,683	$2,349

380,693	84,116	35,745	70,979	14,603	23,857	8,026

(263,797)	50,117	(26,972)	(61,786)	(4,749)	2,826	(5,677)

461,166	(55,207)	185,921	922,424	92,313	240,354	74,450
5,945,800	528,960	190,500	—	—	—	—

6,406,966	473,753	376,421	922,424	92,313	240,354	74,450
(22,231,635)	(4,578,562)	(2,148,086)	(4,627,089)	(758,744)	(1,604,004)	(499,446)

(15,824,669)	(4,104,809)	(1,771,665)	(3,704,665)	(666,431)	(1,363,650)	(424,996)

$(16,088,466)	$(4,054,692)	$(1,798,637)	$(3,766,451)	$(671,180)	$(1,360,824)	$(430,673)

B-13

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008 (continued)

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

Assets:
Shares owned in underlying fund	304,296	103,575
Net asset value per share (NAV)	14.64	8.23

Total Assets (Shares x NAV)	$4,454,890	$852,422

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	9,042	7,167

Net Assets	$4,445,848	$845,255

Net Assets: Regular Contract
Contract value in accumulation period	$4,246,786	$807,301

Total Net Assets	$4,246,786	$807,301
Units Outstanding	440,273	122,045
Unit Value (accumulation)	$9.65	$6.61

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$197,404	$30,941

Total Net Assets	$197,404	$30,941
Units Outstanding	20,638	4,800
Unit Value (accumulation)	$9.57	$6.45

Net Assets: Total
Contract value in accumulation period	$4,444,190	$838,242
Contract value in Payout (annuitization) period	1,658	7,013

Net Assets	$4,445,848	$845,255

Cost Of Shares In Underlying Fund	$5,903,217	$1,521,415

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

2008 Investment Income
Income:
Reinvested dividends	$54,805	$—
Expenses:
Mortality expense risk and administrative charges	69,323	13,749

Net investment income/(expense)	(14,518)	(13,749)

2008 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	108,332	(131,415)
Reinvested realized gain distributions	452,523	284,926

Net realized gain/(loss) on investments	560,855	153,511
Net change in unrealized appreciation/(depreciation) of investments	(2,972,766)	(754,306)

Net realized and unrealized gain/(loss) from investments	(2,411,911)	(600,795)

2008 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,426,429)	$(614,544)

See notes to financial statements

B-14

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

31,212	993,533	200,401	340,481
12.90	15.42	13.71	9.26

$402,636	$15,320,283	$2,747,504	$3,152,857

6,702	15,222	6,467	3,717

$395,934	$15,305,061	$2,741,037	$3,149,140

$379,359	$14,524,783	$2,526,126	$3,054,711

$379,359	$14,524,783	$2,526,126	$3,054,711
58,091	1,234,297	255,086	252,635
$6.53	$11.77	$9.90	$12.09

$16,575	$758,573	$146,625	$93,254

$16,575	$758,573	$146,625	$93,254
2,605	66,151	15,106	7,869
$6.36	$11.47	$9.71	$11.85

$395,934	$15,283,356	$2,672,751	$3,147,965
—	21,705	68,286	1,175

$395,934	$15,305,061	$2,741,037	$3,149,140

$525,535	$20,109,789	$3,928,980	$3,134,318

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$3,094	$638,210	$74,720	$148,487

3,949	230,064	41,688	37,774

(855)	408,146	33,032	110,713

27,631	344,485	(117,140)	(72,926)
—	1,264,093	145,179	—

27,631	1,608,578	28,039	(72,926)
(273,916)	(7,104,355)	(1,570,957)	(50,808)

(246,285)	(5,495,777)	(1,542,918)	(123,734)

$(247,140)	$(5,087,631)	$(1,509,886)	$(13,021)

B-15

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,344,380)	$53,662	$29,849
Net realized gain/(loss) from sale of investments	(34,223,159)	935,597	181,785
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	94,319,907	(408,153)	(77,206)

Net increase/(decrease) resulting from operations	58,752,368	581,106	134,428

2007 Contract Transactions
Contract purchase payments	4,900,736	115,161	14,205
Transfers between investment divisions, net	(10,239,551)	140,014	(26,132)
Transfers for annuity benefits, surrenders and partial withdrawals	(55,412,441)	(2,238,648)	(309,596)
Transfers on account of death	(4,314,021)	(100,196)	(16,009)
Contract fees	(397,494)	(6,835)	(1,837)
Transfers–other	(1,268,967)	(36,171)	(1,459)

Net increase/(decrease) from contract transactions	(66,731,738)	(2,126,675)	(340,828)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(7,979,370)	(1,545,569)	(206,400)
Net Assets at December 31, 2006	446,667,374	13,420,690	3,048,586

Net Assets at December 31, 2007	$438,688,004	$11,875,121	$2,842,186

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$142,733	$99,767	$14,663
Net realized gain/(loss) from sale of investments	(38,974,558)	347,491	(12,736)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(83,624,328)	(4,519,596)	(928,922)

Net increase/(decrease) resulting from operations	(122,456,153)	(4,072,338)	(926,995)

2008 Contract Transactions
Contract purchase payments	3,342,155	67,390	10,822
Transfers between investment divisions, net	(8,035,418)	(339,594)	(263,957)
Transfers for annuity benefits, surrenders and partial withdrawals	(42,066,151)	(925,838)	(268,368)
Transfers on account of death	(2,749,772)	(14,139)	(20,001)
Contract fees	(349,427)	(5,353)	(1,582)
Transfers–other	(2,013,904)	(104,674)	(27,742)

Net increase/(decrease) from contract transactions	(51,872,517)	(1,322,208)	(570,828)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(174,328,670)	(5,394,546)	(1,497,823)
Net Assets at December 31, 2007	438,688,004	11,875,121	2,842,186

Net Assets at December 31, 2008	$264,359,334	$6,480,575	$1,344,363

See notes to financial statements

B-16

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$235,362	$53,431	$(3,160)	$(25,983)	$(145,655)	$2,562,340	$610,586
9,999	21,866	241,988	(97,116)	75,960	5,111,832	9,283,542
—	—	200,032	88,180	7,721,212	—	12,371,233
(232,582)	(9,335)	(393,556)	(12,678)	(6,106,524)	7,565,446	2,841,526

12,779	65,962	45,304	(47,597)	1,544,993	15,239,618	25,106,887

29,059	7,587	63,641	68,979	584,588	1,500,721	754,360
594,964	443,763	(465,929)	(219,139)	(1,299,586)	1,778,181	3,794,669
(1,126,723)	(140,413)	(495,525)	(158,729)	(4,730,474)	(13,681,587)	(7,916,995)
(3,685)	—	(47,809)	(26,097)	(90,349)	(1,397,353)	(284,860)
(2,062)	(725)	(1,767)	(1,038)	(16,260)	(75,414)	(34,824)
2,233	229	(352)	4,799	(146,664)	(307,820)	(92,564)

(506,214)	310,441	(947,741)	(331,225)	(5,698,745)	(12,183,272)	(3,780,214)

—	—	—	—	—	—	—

(493,435)	376,403	(902,437)	(378,822)	(4,153,752)	3,056,346	21,326,673
4,071,948	1,294,201	3,742,438	2,311,041	36,128,491	116,447,483	60,733,122

$3,578,513	$1,670,604	$2,840,001	$1,932,219	$31,974,739	$119,503,829	$82,059,795

$208,425	$81,258	$19,921	$(16,544)	$(164,687)	$511,464	$(507,279)
(313,738)	21,344	(216,865)	(376,526)	(4,567,702)	2,758,487	1,434,650
—	—	71,062	30,529	221,067	1,951,322	3,260,884
(649,588)	(49,582)	(904,580)	(271,154)	(6,119,713)	(53,969,114)	(46,777,398)

(754,901)	53,020	(1,030,462)	(633,695)	(10,631,035)	(48,747,841)	(42,589,143)

46,578	52,864	16,268	60,572	344,943	939,553	502,038
16,095	3,010,919	(258,996)	42,803	(1,606,639)	(2,965,168)	(6,607,714)
(522,757)	(819,919)	(186,487)	(245,393)	(2,569,758)	(10,052,956)	(5,498,247)
(20,195)	(35,234)	—	—	(148,595)	(462,183)	(243,389)
(1,889)	(1,315)	(1,298)	(850)	(12,246)	(63,708)	(31,876)
(5,304)	(81,896)	(26,912)	(63,798)	(284,072)	(431,191)	(1,234,643)

(487,472)	2,125,419	(457,425)	(206,666)	(4,276,367)	(13,035,653)	(13,113,831)

—	—	—	—	—	—	—

(1,242,373)	2,178,439	(1,487,887)	(840,361)	(14,907,402)	(61,783,494)	(55,702,974)
3,578,513	1,670,604	2,840,001	1,932,219	31,974,739	119,503,829	82,059,795

$2,336,140	$3,849,043	$1,352,114	$1,091,858	$17,067,337	$57,720,335	$26,356,821

B-17

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,547,877	$(246)	$(892)
Net realized gain/(loss) from sale of investments	(161,430)	361	3,427
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,513,611	(5,407)	6,578

Net increase/(decrease) resulting from operations	3,900,058	(5,292)	9,113

2007 Contract Transactions
Contract purchase payments	908,974	275	431
Transfers between investment divisions, net	1,107,545	89,737	383,249
Transfers for annuity benefits, surrenders and partial withdrawals	(14,588,759)	(515)	(165)
Transfers on account of death	(879,386)	—	—
Contract fees	(55,585)	(15)	(88)
Transfers–other	(53,343)	(3)	2,496

Net increase/(decrease) from contract transactions	(13,560,554)	89,479	385,923

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	97,334	—	—

Total Increase/(Decrease) in Net Assets	(9,563,162)	84,187	395,036
Net Assets at December 31, 2006	87,578,236	—	—

Net Assets at December 31, 2007	$78,015,074	$84,187	$395,036

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,784,338	$(202)	$(16,049)
Net realized gain/(loss) from sale of investments	(327,319)	(19,896)	(607,671)
Reinvested realized gain distributions	429,056	—	—
Net change in unrealized appreciation/(depreciation) of investments	(3,444,469)	(10,766)	(773,775)

Net increase/(decrease) resulting from operations	(558,394)	(30,864)	(1,397,495)

2008 Contract Transactions
Contract purchase payments	917,529	420	29,075
Transfers between investment divisions, net	5,686,561	(19,470)	2,139,713
Transfers for annuity benefits, surrenders and partial withdrawals	(10,901,584)	(1,445)	(68,520)
Transfers on account of death	(815,379)	—	—
Contract fees	(51,860)	(31)	(729)
Transfers–other	(1,208,779)	—	(33,003)

Net increase/(decrease) from contract transactions	(6,373,512)	(20,526)	2,066,536

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(6,931,906)	(51,390)	669,041
Net Assets at December 31, 2007	78,015,074	84,187	395,036

Net Assets at December 31, 2008	$71,083,168	$32,797	$1,064,077

See notes to financial statements

B-18

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$(368)	$(135)	$(375)	$2,208,394	$(655,105)	$(1,190,099)	$(863,033)
—	(580)	(498)	—	3,884,787	(12,237,316)	(1,656,918)
13	269	—	—	6,097,540	7,001,861	38,247,604
(7,203)	462	(6,640)	—	(2,502,452)	24,345,288	11,157,450

(7,558)	16	(7,513)	2,208,394	6,824,770	17,919,734	46,885,103

—	—	—	735,202	841,592	1,244,888	2,573,061
166,164	132,780	78,372	25,238,867	855,391	(6,061,072)	(15,039,082)
—	—	(103)	(20,449,586)	(13,234,308)	(12,519,411)	(45,164,003)
—	—	—	(431,495)	(530,430)	(671,195)	(3,102,072)
—	(9)	(20)	(39,892)	(44,657)	(75,552)	(239,226)
—	—	5,847	1,546,186	(218,013)	(382,168)	(1,404,342)

166,164	132,771	84,096	6,599,282	(12,330,425)	(18,464,510)	(62,375,664)

—	—	—	30,674	—	—	—

158,606	132,787	76,583	8,838,350	(5,505,655)	(544,776)	(15,490,561)
—	—	—	61,154,290	86,233,618	101,605,792	359,446,109

$158,606	$132,787	$76,583	$69,992,640	$80,727,963	$101,061,016	$343,955,548

$(297)	$1,546	$(182)	$673,459	$(230,266)	$(816,639)	$838,972
(25,576)	(20,546)	(23,670)	—	299,691	(17,281,672)	(16,248,041)
—	40	—	—	335,927	15,273,297	36,826,389
(25,336)	(48,719)	(19,429)	—	(29,997,130)	(44,072,276)	(116,937,747)

(51,209)	(67,679)	(43,281)	673,459	(29,591,778)	(46,897,290)	(95,520,427)

—	2,991	296	1,583,020	535,485	923,247	2,197,392
(28,306)	57,316	40,708	38,635,800	(4,694,878)	(3,998,270)	(10,599,225)
(1,022)	(179)	(7,033)	(18,255,670)	(8,598,597)	(7,280,725)	(33,089,916)
—	—	—	(893,032)	(484,905)	(657,726)	(3,301,920)
(17)	(76)	(43)	(43,951)	(36,652)	(60,264)	(208,837)
(2,686)	(4,212)	80	(3,329,610)	(1,047,880)	(696,244)	(2,185,252)

(32,031)	55,840	34,008	17,696,557	(14,327,427)	(11,769,982)	(47,187,758)

—	—	—	(113,157)	—	—	—

(83,240)	(11,839)	(9,273)	18,256,859	(43,919,205)	(58,667,272)	(142,708,185)
158,606	132,787	76,583	69,992,640	80,727,963	101,061,016	343,955,548

$75,366	$120,948	$67,310	$88,249,499	$36,808,758	$42,393,744	$201,247,363

B-19

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(16,722)	$46,097	$(3,752)
Net realized gain/(loss) from sale of investments	117,174	863,600	126,408
Reinvested realized gain distributions	—	330,713	—
Net change in unrealized appreciation/(depreciation) of investments	36,005	(215,872)	3,489

Net increase/(decrease) resulting from operations	136,457	1,024,538	126,145

2007 Contract Transactions
Contract purchase payments	32,955	70,775	25,103
Transfers between investment divisions, net	(28,486)	2,167,193	(258,468)
Transfers for annuity benefits, surrenders and partial withdrawals	(189,135)	(1,218,101)	(289,499)
Transfers on account of death	(36,301)	(13,497)	(12,169)
Contract fees	(983)	(3,837)	(902)
Transfers–other	3	72,228	20,205

Net increase/(decrease) from contract transactions	(221,947)	1,074,761	(515,730)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(85,490)	2,099,299	(389,585)
Net Assets at December 31, 2006	1,419,240	4,863,592	1,908,538

Net Assets at December 31, 2007	$1,333,750	$6,962,891	$1,518,953

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,738)	$74,405	$10,689
Net realized gain/(loss) from sale of investments	48,932	(78,661)	47,354
Reinvested realized gain distributions	—	500,474	—
Net change in unrealized appreciation/(depreciation) of investments	(532,622)	(2,592,320)	(497,985)

Net increase/(decrease) resulting from operations	(490,428)	(2,096,102)	(439,942)

2008 Contract Transactions
Contract purchase payments	32,114	47,287	22,218
Transfers between investment divisions, net	(67,839)	(392,338)	14,714
Transfers for annuity benefits, surrenders and partial withdrawals	(222,497)	(578,925)	(178,116)
Transfers on account of death	(10,025)	(7,619)	(6,807)
Contract fees	(789)	(3,199)	(810)
Transfers–other	(1,875)	(228,063)	(45,521)

Net increase/(decrease) from contract transactions	(270,911)	(1,162,857)	(194,322)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(761,339)	(3,258,959)	(634,264)
Net Assets at December 31, 2007	1,333,750	6,962,891	1,518,953

Net Assets at December 31, 2008	$572,411	$3,703,932	$884,689

See notes to financial statements

B-20

Investment Divisions
Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value

$1,428	$(11,759)	$(11,776)	$1,661	$(5,396)	$421,745	$(28,799)
213,950	23,124	101,811	271,419	411,915	2,196,630	2,199,703
145,593	—	—	98,730	163,220	4,294,362	819,384
(244,338)	103,657	24,922	(531,555)	(779,540)	(9,974,384)	(2,178,283)

116,633	115,022	114,957	(159,745)	(209,801)	(3,061,647)	812,005

14,284	20,104	2,648	24,610	23,654	256,257	221,726
(153,263)	69,275	577,555	(260,529)	(676,513)	(5,795,133)	(233,226)
(601,553)	(52,389)	(73,623)	(444,182)	(336,451)	(2,876,039)	(3,870,911)
—	—	—	(48,171)	(1,877)	(75,956)	(344,460)
(1,252)	(511)	(459)	(1,303)	(1,849)	(10,351)	(11,784)
(17,136)	(18,370)	2,152	(22,214)	14,346	(151,576)	(48,184)

(758,920)	18,109	508,273	(751,789)	(978,690)	(8,652,798)	(4,286,839)

—	—	—	—	—	—	—

(642,287)	133,131	623,230	(911,534)	(1,188,491)	(11,714,445)	(3,474,834)
3,053,719	1,018,564	766,897	3,985,314	3,960,295	24,807,918	23,638,348

$2,411,432	$1,151,695	$1,390,127	$3,073,780	$2,771,804	$13,093,473	$20,163,514

$15,052	$(7,747)	$(5,657)	$25,156	$(20,449)	$116,311	$(31,794)
(255,811)	(21,891)	(47,718)	1,749	(127,468)	(2,640,042)	851,968
331,864	—	—	123,629	70,083	98,552	250,116
(892,976)	(362,656)	(456,961)	(1,298,154)	(1,088,327)	(2,684,374)	(8,376,336)

(801,871)	(392,294)	(510,336)	(1,147,620)	(1,166,161)	(5,109,553)	(7,306,046)

13,096	6,615	4,402	11,525	14,177	176,504	219,908
(268,134)	(75,800)	(357,107)	(285,643)	(239,166)	(1,844,571)	(861,613)
(474,025)	(150,815)	(81,920)	(165,237)	(255,546)	(874,953)	(2,728,365)
(11,274)	—	—	—	(13,031)	(151,090)	(25,164)
(961)	(541)	(442)	(980)	(1,394)	(5,396)	(9,801)
(64,903)	(28,003)	(13,377)	(36,199)	(508)	(129,928)	(257,835)

(806,201)	(248,544)	(448,444)	(476,534)	(495,468)	(2,829,434)	(3,662,870)

—	—	—	—	—	—	—

(1,608,072)	(640,838)	(958,780)	(1,624,154)	(1,661,629)	(7,938,987)	(10,968,916)
2,411,432	1,151,695	1,390,127	3,073,780	2,771,804	13,093,473	20,163,514

$803,360	$510,857	$431,347	$1,449,626	$1,110,175	$5,154,486	$9,194,598

B-21

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(147,830)	$60,443	$(14,740)
Net realized gain/(loss) from sale of investments	3,365,516	1,130,047	159,251
Reinvested realized gain distributions	10,057,845	1,094,457	—
Net change in unrealized appreciation/(depreciation) of investments	(7,232,659)	(2,157,620)	47,562

Net increase/(decrease) resulting from operations	6,042,872	127,327	192,073

2007 Contract Transactions
Contract purchase payments	386,254	132,807	11,248
Transfers between investment divisions, net	1,305,785	211,933	668,478
Transfers for annuity benefits, surrenders and partial withdrawals	(5,884,816)	(2,564,860)	(146,075)
Transfers on account of death	(254,892)	(113,918)	—
Contract fees	(21,023)	(7,407)	(790)
Transfers–other	(34,483)	44,035	(39,484)

Net increase/(decrease) from contract transactions	(4,503,175)	(2,297,410)	493,377

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,539,697	(2,170,083)	685,450
Net Assets at December 31, 2006	39,999,370	15,105,540	903,784

Net Assets at December 31, 2007	$41,539,067	$12,935,457	$1,589,234

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(95,142)	$94,117	$(8,352)
Net realized gain/(loss) from sale of investments	(478,824)	(612,711)	(21,993)
Reinvested realized gain distributions	938,953	10,203	—
Net change in unrealized appreciation/(depreciation) of investments	(16,522,734)	(4,321,226)	(883,395)

Net increase/(decrease) resulting from operations	(16,157,747)	(4,829,617)	(913,740)

2008 Contract Transactions
Contract purchase payments	272,848	136,294	18,145
Transfers between investment divisions, net	(1,841,364)	(1,131,812)	121,329
Transfers for annuity benefits, surrenders and partial withdrawals	(3,976,206)	(1,315,317)	(50,954)
Transfers on account of death	(221,945)	(50,008)	—
Contract fees	(17,662)	(5,633)	(784)
Transfers–other	(528,829)	(271,233)	(5,442)

Net increase/(decrease) from contract transactions	(6,313,158)	(2,637,709)	82,294

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(22,470,905)	(7,467,326)	(831,446)
Net Assets at December 31, 2007	41,539,067	12,935,457	1,589,234

Net Assets at December 31, 2008	$19,068,162	$5,468,131	$757,788

See notes to financial statements

B-22

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Growth Initial Class

$(221,407)	$20,136	$(36,773)	$(43,592)	$(9,290)	$(17,422)	$(14,543)
6,139,526	902,520	549,495	699,356	245,492	596,882	187,858
4,485,476	525,747	19,623	—	—	—	—
(4,032,558)	(1,283,298)	140,255	928,175	(11,084)	(276,514)	25,305

6,371,037	165,105	672,600	1,583,939	225,118	302,946	198,620

437,951	104,447	45,761	61,298	19,541	57,900	18,140
(3,644,072)	(37,645)	411,544	1,918,099	204,303	534,972	57,856
(6,694,681)	(1,680,525)	(591,596)	(1,124,428)	(315,114)	(828,528)	(167,601)
(275,454)	(51,694)	—	(1,257)	—	(17,212)	(33,309)
(23,192)	(5,807)	(2,322)	(2,394)	(1,253)	(2,592)	(810)
(111,167)	(21,237)	(18,808)	(34,289)	3,430	(17,950)	(20,499)

(10,310,615)	(1,692,461)	(155,421)	817,029	(89,093)	(273,410)	(146,223)

—	—	—	—	—	—	—

(3,939,578)	(1,527,356)	517,179	2,400,968	136,025	29,536	52,397
48,477,165	12,272,967	3,288,416	4,743,275	1,766,859	3,757,038	1,196,209

$44,537,587	$10,745,611	$3,805,595	$7,144,243	$1,902,884	$3,786,574	$1,248,606

$(263,797)	$50,117	$(26,972)	$(61,786)	$(4,749)	$2,826	$(5,677)
461,166	(55,207)	185,921	922,424	92,313	240,354	74,450
5,945,800	528,960	190,500	—	—	—	—
(22,231,635)	(4,578,562)	(2,148,086)	(4,627,089)	(758,744)	(1,604,004)	(499,446)

(16,088,466)	(4,054,692)	(1,798,637)	(3,766,451)	(671,180)	(1,360,824)	(430,673)

333,854	65,968	21,799	77,045	16,268	36,690	20,448
(3,077,870)	(1,095,121)	683,503	1,340,443	(97,710)	(299,692)	(8,131)
(3,738,143)	(799,824)	(356,574)	(594,841)	(233,311)	(724,667)	(158,934)
(150,098)	(35,479)	(2,650)	(6,682)	(14,378)	(13,575)	—
(18,529)	(4,034)	(2,156)	(3,290)	(1,154)	(2,158)	(829)
(468,039)	(41,461)	(3,957)	(106,128)	(35,517)	(53,531)	(11,213)

(7,118,825)	(1,909,951)	339,965	706,547	(365,802)	(1,056,933)	(158,659)

—	—	—	—	—	—	—

(23,207,291)	(5,964,643)	(1,458,672)	(3,059,904)	(1,036,982)	(2,417,757)	(589,332)
44,537,587	10,745,611	3,805,595	7,144,243	1,902,884	3,786,574	1,248,606

$21,330,296	$4,780,968	$2,346,923	$4,084,339	$865,902	$1,368,817	$659,274

B-23

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2008 (continued)

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(27,284)	$(26,457)
Net realized gain/(loss) from sale of investments	220,650	164,953
Reinvested realized gain distributions	55,638	158,849
Net change in unrealized appreciation/(depreciation) of investments	346,743	(240,168)

Net increase/(decrease) resulting from operations	595,747	57,177

2007 Contract Transactions
Contract purchase payments	313,941	16,416
Transfers between investment divisions, net	1,702,102	(277,207)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,081,864)	(382,735)
Transfers on account of death	(34,302)	(11,002)
Contract fees	(3,503)	(1,437)
Transfers–other	(134,122)	(8,591)

Net increase/(decrease) from contract transactions	762,252	(664,556)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	1,357,999	(607,379)
Net Assets at December 31, 2006	6,193,877	2,446,706

Net Assets at December 31, 2007	$7,551,876	$1,839,327

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(14,518)	$(13,749)
Net realized gain/(loss) from sale of investments	108,332	(131,415)
Reinvested realized gain distributions	452,523	284,926
Net change in unrealized appreciation/(depreciation) of investments	(2,972,766)	(754,306)

Net increase/(decrease) resulting from operations	(2,426,429)	(614,544)

2008 Contract Transactions
Contract purchase payments	110,189	13,514
Transfers between investment divisions, net	72,049	(86,663)
Transfers for annuity benefits, surrenders and partial withdrawals	(768,205)	(284,663)
Transfers on account of death	(46,757)	—
Contract fees	(3,202)	(1,101)
Transfers–other	(43,673)	(20,615)

Net increase/(decrease) from contract transactions	(679,599)	(379,528)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(3,106,028)	(994,072)
Net Assets at December 31, 2007	7,551,876	1,839,327

Net Assets at December 31, 2008	$4,445,848	$845,255

See notes to financial statements

B-24

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$(3,549)	$393,183	$16,340	$99,526
52,921	1,242,177	336,797	(21,167)
—	681,905	236,714	—
13,687	(1,439,201)	(481,609)	94,724

63,059	878,064	108,242	173,083

5,608	291,197	45,762	15,253
137,972	(288,111)	(66,911)	299,292
(103,165)	(4,346,735)	(1,121,296)	(377,804)
(11,078)	(110,632)	(37,507)	(5,895)
(470)	(14,800)	(3,029)	(2,008)
(17)	238,968	64,615	(9,077)

28,850	(4,230,113)	(1,118,366)	(80,239)

—	—	—	—

91,909	(3,352,049)	(1,010,124)	92,844
555,196	28,438,603	6,199,567	3,033,506

$647,105	$25,086,554	$5,189,443	$3,126,350

$(855)	$408,146	$33,032	$110,713
27,631	344,485	(117,140)	(72,926)
—	1,264,093	145,179	—
(273,916)	(7,104,355)	(1,570,957)	(50,808)

(247,140)	(5,087,631)	(1,509,886)	(13,021)

26,014	143,315	27,708	12,711
8,883	(816,462)	(401,097)	794,932
(33,211)	(3,091,928)	(510,662)	(735,943)
—	(49,098)	(23,584)	(923)
(349)	(12,724)	(2,572)	(2,313)
(5,368)	(866,965)	(28,313)	(32,653)

(4,031)	(4,693,862)	(938,520)	35,811

—	—	—	—

(251,171)	(9,781,493)	(2,448,406)	22,790
647,105	25,086,554	5,189,443	3,126,350

$395,934	$15,305,061	$2,741,037	$3,149,140

B-25

THE GUARDIAN SEPARATE ACCOUNT D

NOTES TO FINANCIAL STATEMENTS (December 31, 2008)

NOTE 1 — ORGANIZATION

The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-six investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or Contract Anniversary Enhanced Death Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The forty-six investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Small Cap Core Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series (formerly
The Information Age VIP Series)

RS Money Market VIP Series

Gabelli Capital Asset Fund (GCAF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

AllianceBernstein Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Templeton Growth Securities Fund Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Large Cap Growth Portfolio Institutional Shares

Janus Aspen Worldwide Growth Portfolio Institutional Shares

MFS Growth Series Initial Class (formerly
MFS Emerging Growth Series Initial Class)

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

Van Kampen Life Investment Trust Government Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for

B-26

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

death benefits (without regard to the policy’s minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The Account adopted Financial Accounting Standards Board Statement (“FASB”) of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. FAS 157 requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets at the measurement date. Assets in this category generally include stock investments held by the underlying mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations whose inputs are observable or whose significant value drivers are observable. Assets in this category generally include bond investments held by the underlying mutual funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments (aside from bond and stock investments) held by the underlying mutual funds.

The Account invests in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets are based on the underlying holdings of the respective mutual funds. GIAC’s management reviews the holdings of each mutual fund in order to determine the level those investments should be reported. Generally, stock investments by the fund are considered a Level 1, bond investments by the fund are considered a Level 2 and all other types of investments made by the fund are reported as Level 3. As of December 31, 2008, assets held at Level 3 were considered to be immaterial to financial statements.

The following table summarizes the valuation of the Account’s financial assets by the SFAS No. 157 fair value hierarchy levels:

Level	As of December 31, 2008
Level 1	$678,702,291
Level 2	257,474,925
Level 3	—

Total Fair Value	$936,177,216

B-27

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

Account financial assets were carried at fair value during the twelve months ended December 31, 2008.

There were no financial instrument liabilities held by the Account as of December 31, 2008 or during the twelve months then ended.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to contracts in the payout period are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables. The assumed investment return is 4.0% unless the annuitant elects otherwise, in which case the rate may vary, as regulated by the laws of respective states. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account by GIAC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-28

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$9,081,191	$60,893,343
RS S&P 500 Index VIP Series	1,535,848	2,769,257
RS Asset Allocation VIP Series	140,713	705,650
RS High Yield Bond VIP Series	1,435,440	1,719,040
RS Low Duration Bond VIP Series	4,227,036	2,020,832
RS Large Cap Value VIP Series	249,601	614,616
RS Partners VIP Series	955,335	1,151,471
RS Small Cap Core Equity VIP Series	1,035,894	5,263,123
RS International Growth VIP Series	5,337,015	15,933,117
RS Emerging Markets VIP Series	6,374,450	16,759,385
RS Investment Quality Bond VIP Series	10,476,051	13,635,967
RS MidCap Opportunities VIP Series	30,379	50,904
RS Global Natural Resources VIP Series	5,002,496	2,945,960
RS Value VIP Series	137,788	169,818
RS Equity Dividend VIP Series	181,894	124,064
RS Technology VIP Series (formerly The Information Age VIP Series)	227,540	193,532
RS Money Market VIP Series	42,272,417	24,417,688
Gabelli Capital Asset Fund	1,325,053	15,567,520
Value Line Centurion Fund	15,879,844	13,226,529
Value Line Strategic Asset Management Trust	41,730,122	51,321,654
AIM V.I. Capital Appreciation Fund Series I	80,996	361,907
AIM V.I. Utilities Fund Series I	1,881,038	2,477,212
AIM V.I. Core Equity Fund Series I	229,202	409,139
AllianceBernstein Growth & Income Portfolio Class B	462,243	924,416
AllianceBernstein Large Cap Growth Portfolio Class B	63,171	321,716
AllianceBernstein Global Technology Portfolio Class B	211,259	669,703
AllianceBernstein Value Portfolio Class B	252,928	577,344
Davis Financial Portfolio	609,228	1,054,613
Davis Real Estate Portfolio	996,795	3,620,001
Davis Value Portfolio	758,232	4,214,893
Fidelity VIP Contrafund Portfolio Service Class	2,079,492	7,554,388
Fidelity VIP Equity-Income Portfolio Service Class	767,518	3,300,063
Fidelity VIP Growth Opportunities Portfolio Service Class	749,537	672,610
Fidelity VIP Mid Cap Portfolio Service Class	6,468,221	7,914,350
Templeton Growth Securities Fund Class 2	704,932	2,041,689
Janus Aspen MidCap Growth Portfolio Institutional Shares	1,247,475	738,237
Janus Aspen Forty Portfolio Institutional Shares	3,729,929	3,084,188
Janus Aspen Large Cap Growth Portfolio Institutional Shares	87,963	453,910
Janus Aspen Worldwide Growth Portfolio Institutional Shares	281,043	1,331,292
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	343,909	510,218
MFS Investors Trust Series Initial Class	1,076,346	1,318,617
MFS New Discovery Series Initial Class	339,194	443,796
MFS Research Series Initial Class	109,682	110,620
MFS Total Return Series Initial Class	2,543,052	5,564,612
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	465,364	1,223,986
Van Kampen Life Investment Trust Government Portfolio Class II	1,679,431	1,535,134

Total	$175,854,287	$281,912,124

B-29

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. These charges are assessed through a. redemption of units. For the years ended December 31, 2007 and 2008, contract fees amounted to $1,119,370 and $974,807, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR), with an annual rate of .30%;

b)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%. There were no contracts outstanding with this option.

(2)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Global Natural Resources VIP Series
• RS Partners VIP Series	• RS Value VIP Series
• RS Small Cap Core Equity VIP Series	• RS Equity Dividend VIP Series
• RS MidCap Opportunities VIP Series	• RS Technology VIP Series (formerly The Information Age VIP Series)

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS S&P 500 Index VIP Series
• RS Investment Quality Bond VIP Series	• RS Low Duration Bond VIP Series
• RS High Yield Bond VIP Series	• RS Money Market VIP Series

B-30

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.50%	0.4750%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.3800%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS MidCap Opportunities VIP Series	None	0.85%	N/A
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Equity Dividend VIP Series	None	0.60%	N/A
RS Technology VIP Series (formerly The Information Age VIP Series)	None	1.00%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Templeton Global Advisors Limited, Janus Capital Management LLC, MFS Investment Management, EULAV Asset Management, LLC, (formerly Value Line, Inc.), and Van Kampen Asset Management, Inc., which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-31

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract.

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

For a Flexible Premium Payment Contract, the contingent deferred sales charges are the lesser of 6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or 6% of the total amount being withdrawn.

For the years ended December 31, 2007 and 2008, contingent deferred sales charges were $691,706 and $297,612, respectively.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows:

	2008			2007
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	90,220	1,595,015	(1,504,795)	117,819	1,788,702	(1,670,883)
RS S&P 500 Index VIP Series	7,343	139,877	(132,534)	30,531	222,086	(191,555)
RS Asset Allocation VIP Series	966	55,817	(54,851)	1,808	28,525	(26,717)
RS High Yield Bond VIP Series	3,656	47,047	(43,391)	48,536	84,915	(36,379)
RS Low Duration Bond VIP Series	272,867	78,380	194,487	43,379	13,506	29,873
RS Large Cap Value VIP Series	1,432	40,388	(38,956)	4,356	66,127	(61,771)
RS Partners VIP Series	5,234	26,173	(20,939)	5,357	29,991	(24,634)
RS Small Cap Core Equity VIP Series	21,189	296,163	(274,974)	30,703	316,921	(286,218)
RS International Growth VIP Series	34,239	530,228	(495,989)	92,211	484,940	(392,729)
RS Emerging Markets VIP Series	14,351	463,552	(449,201)	105,453	219,643	(114,190)
RS Investment Quality Bond VIP Series	230,238	489,324	(259,086)	78,770	643,350	(564,580)
RS MidCap Opportunities VIP Series	49	1,754	(1,705)	8,633	53	8,580
RS Global Natural Resources VIP Series	151,685	7,391	144,294	36,952	24	36,928
RS Value VIP Series	—	3,233	(3,233)	16,793	—	16,793
RS Equity Dividend VIP Series	7,927	39	7,888	14,194	1	14,193
RS Technology VIP Series (formerly The Information Age VIP Series)	6,876	759	6,117	7,418	11	7,407
RS Money Market VIP Series	2,293,032	1,189,440	1,103,592	1,725,548	1,333,601	391,947
Gabelli Capital Asset Fund	17,553	523,567	(506,014)	42,824	372,285	(329,461)
Value Line Centurion Fund	25,498	391,585	(366,087)	27,731	478,503	(450,772)
Value Line Strategic Asset Management Trust	45,657	1,168,947	(1,123,290)	54,132	1,418,561	(1,364,429)
AIM V.I. Capital Appreciation Fund Series I	4,469	40,290	(35,821)	3,767	29,853	(26,086)
AIM V.I. Utilities Fund Series I	3,973	110,929	(106,956)	184,887	97,546	87,341
AIM V.I. Core Equity Fund Series I	2,740	28,947	(26,207)	2,840	60,242	(57,402)

B-32

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

	2008			2007
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AllianceBernstein Growth & Income Portfolio Class B	1,094	74,329	(73,235)	1,781	54,718	(52,937)
AllianceBernstein Large Cap Growth Portfolio Class B	655	23,283	(22,628)	6,976	6,393	583
AllianceBernstein Global Technology Portfolio Class B	1,154	43,934	(42,780)	43,828	6,967	36,861
AllianceBernstein Value Portfolio Class B	958	42,135	(41,177)	2,891	51,984	(49,093)
Davis Financial Portfolio	2,167	47,723	(45,556)	1,495	62,470	(60,975)
Davis Real Estate Portfolio	7,284	126,449	(119,165)	7,886	285,608	(277,722)
Davis Value Portfolio	18,762	352,180	(333,418)	16,204	327,884	(311,680)
Fidelity VIP Contrafund Portfolio Service Class	20,164	496,819	(476,655)	136,687	432,973	(296,286)
Fidelity VIP Equity-Income Portfolio Service Class	10,934	233,207	(222,273)	25,075	174,164	(149,089)
Fidelity VIP Growth Opportunities Portfolio Service Class	16,377	6,128	10,249	57,181	14,350	42,831
Fidelity VIP Mid Cap Portfolio Service Class	14,555	340,163	(325,608)	19,438	415,340	(395,902)
Templeton Growth Securities Fund Class 2	5,362	156,266	(150,904)	6,812	113,608	(106,796)
Janus Aspen MidCap Growth Portfolio Institutional Shares	102,754	54,960	47,794	56,361	74,938	(18,577)
Janus Aspen Forty Portfolio Institutional Shares	71,721	50,963	20,758	149,373	93,153	56,220
Janus Aspen Large Cap Growth Portfolio Institutional Shares	4,974	56,544	(51,570)	26,277	38,550	(12,273)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	5,358	153,140	(147,782)	66,491	98,921	(32,430)
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)	4,848	27,768	(22,920)	7,782	31,052	(23,270)
MFS Investors Trust Series Initial Class	12,165	68,897	(56,732)	142,797	87,976	54,821
MFS New Discovery Series Initial Class	1,446	40,417	(38,971)	1,439	59,440	(58,001)
MFS Research Series Initial Class	3,188	5,209	(2,021)	13,953	11,474	2,479
MFS Total Return Series Initial Class	10,315	350,764	(340,449)	19,094	294,400	(275,306)
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2,202	76,195	(73,993)	3,883	77,153	(73,270)
Van Kampen Life Investment Trust Government Portfolio Class II	63,218	62,224	994	26,682	33,595	(6,913)

B-33

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

NOTE 6 — UNIT VALUES

The following represents amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholders’ accounts through redemption of units. The net assets disclosed in the table below represent only net assets in accumulation.

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS Core Equity VIP Series
2008	7,578,271	$32.81	$248,616,442	1.15%	1.17%	-30.44%
2007	8,709,478	47.16	410,739,891	1.15%	0.88%	13.86%
2006	10,107,546	41.42	418,639,145	1.15%	1.88%	15.92%
2005	12,370,020	35.73	442,001,465	1.15%	1.18%	3.10%
2004	15,857,297	34.66	549,585,460	1.15%	1.76%	4.78%
RS S&P 500 Index VIP Series
2008	921,377	$6.77	$6,234,205	1.15%	2.19%	-37.88%
2007	1,041,726	10.89	11,347,097	1.15%	1.59%	4.01%
2006	1,208,453	10.47	12,656,082	1.15%	1.58%	14.13%
2005	1,426,518	9.18	13,090,085	1.15%	1.56%	3.34%
2004	1,656,828	8.88	14,712,434	1.15%	1.99%	9.31%
RS Asset Allocation VIP Series
2008	161,495	$7.63	$1,232,652	1.15%	1.68%	-37.99%
2007	210,976	12.31	2,596,886	1.15%	2.16%	4.02%
2006	234,513	11.83	2,775,159	1.15%	3.52%	12.06%
2005	280,719	10.56	2,964,356	1.15%	0.69%	3.16%
2004	286,518	10.24	2,932,969	1.15%	1.31%	9.04%
RS High Yield Bond VIP Series
2008	210,315	$10.70	$2,250,159	1.15%	7.63%	-21.74%
2007	252,626	13.67	3,453,877	1.15%	7.16%	0.02%
2006	276,285	13.67	3,776,512	1.15%	7.20%	7.91%
2005	296,158	12.67	3,751,321	1.15%	5.85%	2.12%
2004	422,305	12.40	5,238,337	1.15%	8.04%	7.96%
RS Low Duration Bond VIP Series(4)
2008	337,162	$11.00	$3,710,283	1.15%	4.34%	2.37%
2007	150,414	10.75	1,616,927	1.15%	4.67%	4.26%
2006	117,663	10.31	1,213,123	1.15%	4.20%	2.88%
2005	82,440	10.02	826,200	1.15%	2.50%	0.09%
2004	72,405	10.01	724,999	1.15%	3.46%	0.13%
RS Large Cap Value VIP Series(4)
2008	141,665	$8.33	$1,180,251	1.15%	1.96%	-40.95%
2007	176,390	14.11	2,488,814	1.15%	1.08%	-0.80%
2006	236,299	14.22	3,360,894	1.15%	1.25%	16.93%
2005	148,132	12.16	1,801,776	1.15%	1.51%	8.37%
2004	39,504	11.22	443,386	1.15%	1.81%	12.24%
RS Partners VIP Series(4)
2008	118,053	$8.08	$953,967	1.15%	0.00%	-34.76%
2007	129,408	12.39	1,602,828	1.15%	0.00%	-3.15%
2006	152,435	12.79	1,949,516	1.15%	0.24%	8.10%
2005	125,949	11.83	1,490,125	1.15%	0.14%	3.02%
2004	53,959	11.48	619,693	1.15%	0.79%	14.85%
RS Small Cap Core Equity VIP Series
2008	1,293,207	$12.61	$16,303,403	1.15%	0.44%	-35.93%
2007	1,535,064	19.68	30,206,063	1.15%	0.77%	3.92%
2006	1,791,689	18.93	33,925,562	1.15%	0.00%	15.82%
2005	2,109,422	16.35	34,486,075	1.15%	0.21%	-0.99%
2004	2,558,961	16.51	42,253,111	1.15%	0.00%	13.85%

B-34

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS International Growth VIP Series
2008	2,764,102	$19.54	$54,005,417	1.15%	1.67%	-43.94%
2007	3,202,476	34.85	111,609,069	1.15%	3.30%	13.70%
2006	3,532,701	30.65	108,284,942	1.15%	1.15%	22.01%
2005	3,829,024	25.12	96,194,682	1.15%	1.59%	14.68%
2004	4,422,669	21.91	96,882,329	1.15%	0.31%	15.38%
RS Emerging Markets VIP Series
2008	1,280,502	$19.62	$25,118,539	1.15%	0.24%	-57.15%
2007	1,701,811	45.77	77,900,291	1.15%	2.05%	43.73%
2006	1,809,173	31.85	57,619,864	1.15%	0.65%	34.63%
2005	1,857,185	23.66	43,936,057	1.15%	1.02%	38.90%
2004	1,744,987	17.03	29,721,405	1.15%	0.23%	22.13%
RS Investment Quality Bond VIP Series
2008	2,510,317	$26.43	$66,341,274	1.15%	4.91%	-0.69%
2007	2,719,708	26.61	72,375,066	1.15%	4.28%	5.00%
2006	3,193,030	25.34	80,922,908	1.15%	4.21%	2.99%
2005	3,904,492	24.61	96,081,971	1.15%	3.76%	1.17%
2004	4,840,852	24.32	117,741,662	1.15%	4.80%	3.01%
RS MidCap Opportunities VIP Series(5)
2008	6,875	$4.77	$32,797	1.15%	0.00%	-51.38%
2007	8,580	9.81	84,187	1.15%	0.00%	-1.88%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)
2008	176,811	$5.87	$1,038,284	1.15%	0.00%	-45.11%
2007	36,246	10.70	387,746	1.15%	0.00%	6.98%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)
2008	13,560	$5.56	$75,366	1.15%	0.00%	-41.15%
2007	16,793	9.44	158,606	1.15%	0.00%	-5.55%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)
2008	21,418	$5.48	$117,329	1.15%	1.46%	-41.45%
2007	14,193	9.36	132,787	1.15%	1.15%	-6.44%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)(5)
2008	13,510	$4.98	$67,241	1.15%	0.00%	-51.86%
2007	7,393	10.34	76,435	1.15%	0.00%	3.39%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-35

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS Money Market VIP Series
2008	4,926,214	$16.69	$82,197,727	1.15%	2.02%	0.88%
2007	3,965,796	16.54	65,593,381	1.15%	4.72%	3.49%
2006	3,542,188	15.98	56,609,266	1.15%	4.82%	3.33%
2005	3,408,889	15.47	52,722,715	1.15%	3.73%	1.51%
2004	4,190,389	15.24	63,845,453	1.15%	1.45%	-0.31%
Gabelli Capital Asset Fund
2008	1,460,047	$23.01	$33,595,194	1.15%	0.74%	-41.12%
2007	1,858,444	39.08	72,624,312	1.15%	0.44%	7.88%
2006	2,145,345	36.22	77,712,302	1.15%	0.28%	20.53%
2005	2,520,400	30.05	75,746,622	1.15%	0.25%	0.86%
2004	2,981,934	29.80	88,854,566	1.15%	0.38%	14.21%
Value Line Centurion Fund
2008	1,618,792	$25.32	$40,982,717	1.15%	0.00%	-49.86%
2007	1,928,553	50.49	97,375,543	1.15%	0.00%	19.33%
2006	2,304,034	42.31	97,489,771	1.15%	0.00%	2.66%
2005	2,841,604	41.22	117,123,317	1.15%	0.00%	7.87%
2004	3,393,467	38.21	129,661,973	1.15%	0.00%	10.23%
Value Line Strategic Asset Management Trust
2008	4,910,726	$38.18	$187,505,344	1.15%	1.43%	-30.20%
2007	5,862,591	54.70	320,705,868	1.15%	0.94%	13.96%
2006	6,964,648	48.00	334,334,319	1.15%	0.92%	5.62%
2005	8,379,868	45.45	380,855,237	1.15%	0.45%	7.83%
2004	10,048,251	42.15	423,531,248	1.15%	0.41%	10.90%
AIM V.I. Capital Appreciation Fund Series I
2008	108,744	$5.19	$564,081	1.15%	0.00%	-43.16%
2007	143,696	9.13	1,311,296	1.15%	0.00%	10.73%
2006	167,583	8.24	1,381,135	1.15%	0.05%	5.08%
2005	218,789	7.84	1,716,016	1.15%	0.06%	7.58%
2004	298,675	7.29	2,177,439	1.15%	0.00%	5.40%
AIM V.I. Utilities Fund Series I
2008	383,886	$8.93	$3,426,537	1.15%	2.50%	-33.14%
2007	472,253	13.35	6,304,223	1.15%	1.91%	19.26%
2006	389,345	11.19	4,358,260	1.15%	3.68%	24.02%
2005	434,857	9.03	3,924,989	1.15%	3.28%	15.49%
2004	135,144	7.82	1,056,186	1.15%	3.09%	23.08%
AIM V.I. Core Equity Fund Series I
2008	126,738	$6.26	$793,803	1.15%	1.93%	-30.95%
2007	150,542	9.07	1,365,479	1.15%	1.00%	6.87%
2006	205,071	8.49	1,740,446	1.15%	1.57%	13.92%
2005	254,898	7.45	1,899,010	1.15%	0.77%	4.44%
2004	335,796	7.13	2,395,365	1.15%	0.50%	4.55%
AllianceBernstein Growth & Income Portfolio Class B
2008	89,282	$8.34	$744,744	1.15%	1.97%	-41.38%
2007	156,573	14.23	2,227,917	1.15%	1.25%	3.65%
2006	209,500	13.73	2,875,943	1.15%	1.16%	15.64%
2005	258,577	11.87	3,069,599	1.15%	1.28%	3.39%
2004	313,203	11.48	3,596,068	1.15%	0.89%	9.94%

B-36

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
AllianceBernstein Large Cap Growth Portfolio Class B
2008	63,328	$7.70	$487,737	1.15%	0.00%	-40.51%
2007	85,060	12.95	1,101,305	1.15%	0.00%	12.31%
2006	82,383	11.53	949,751	1.15%	0.00%	-1.78%
2005	84,658	11.74	993,697	1.15%	0.00%	13.52%
2004	80,413	10.34	831,448	1.15%	0.00%	7.10%
AllianceBernstein Global Technology Portfolio Class B
2008	50,576	$6.78	$343,087	1.15%	0.00%	-48.07%
2007	93,629	13.06	1,223,091	1.15%	0.00%	18.52%
2006	55,236	11.02	608,832	1.15%	0.00%	7.14%
2005	69,367	10.29	713,659	1.15%	0.00%	2.46%
2004	92,947	10.04	933,341	1.15%	0.00%	3.88%
AllianceBernstein Value Portfolio Class B
2008	171,190	$8.34	$1,427,188	1.15%	2.15%	-41.69%
2007	206,551	14.30	2,953,417	1.15%	1.19%	-5.27%
2006	252,256	15.09	3,807,458	1.15%	0.90%	19.64%
2005	230,130	12.62	2,903,346	1.15%	1.28%	4.27%
2004	186,998	12.10	2,262,624	1.15%	0.99%	12.07%
Davis Financial Portfolio
2008	126,762	$7.88	$998,710	1.15%	0.00%	-46.98%
2007	170,671	14.86	2,536,256	1.15%	0.98%	-7.13%
2006	227,110	16.00	3,633,934	1.15%	0.68%	17.14%
2005	210,668	13.66	2,877,565	1.15%	0.42%	7.13%
2004	281,870	12.75	3,593,713	1.15%	0.41%	9.05%
Davis Real Estate Portfolio
2008	341,760	$14.41	$4,923,376	1.15%	2.29%	-47.53%
2007	446,916	27.45	12,269,709	1.15%	3.23%	-16.45%
2006	710,307	32.86	23,341,773	1.15%	3.14%	32.83%
2005	653,977	24.74	16,179,353	1.15%	3.18%	11.84%
2004	715,821	22.12	15,835,223	1.15%	3.96%	31.81%
Davis Value Portfolio
2008	1,060,007	$8.10	$8,587,903	1.15%	0.89%	-41.01%
2007	1,371,302	13.73	18,834,251	1.15%	1.05%	3.43%
2006	1,669,348	13.28	22,166,471	1.15%	0.75%	13.68%
2005	1,789,363	11.68	20,901,088	1.15%	1.04%	8.18%
2004	1,617,875	10.80	17,468,215	1.15%	1.00%	11.04%
Fidelity VIP Contrafund Portfolio Service Class
2008	1,865,263	$9.45	$17,632,682	1.15%	0.81%	-43.28%
2007	2,265,528	16.67	37,755,494	1.15%	0.83%	16.16%
2006	2,491,843	14.35	35,750,852	1.15%	1.10%	10.31%
2005	2,569,297	13.01	33,417,928	1.15%	0.18%	15.50%
2004	2,016,470	11.26	22,707,095	1.15%	0.28%	14.01%
Fidelity VIP Equity-Income Portfolio Service Class
2008	616,287	$8.38	$5,162,372	1.15%	2.11%	-43.37%
2007	811,801	14.79	12,006,997	1.15%	1.59%	0.25%
2006	961,095	14.75	14,179,477	1.15%	3.18%	18.70%
2005	1,001,167	12.43	12,443,799	1.15%	1.59%	4.54%
2004	1,145,660	11.89	13,621,162	1.15%	1.71%	10.10%

B-37

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
Fidelity VIP Growth Opportunities Portfolio Service Class
2008	145,783	$5.08	$740,228	1.15%	0.36%	-55.58%
2007	136,861	11.43	1,564,413	1.15%	0.00%	21.63%
2006	91,985	9.40	864,473	1.15%	0.64%	4.09%
2005	114,439	9.03	1,033,228	1.15%	1.07%	7.61%
2004	258,554	8.39	2,169,310	1.15%	0.54%	5.83%
Fidelity VIP Mid Cap Portfolio Service Class
2008	1,218,948	$16.21	$19,764,948	1.15%	0.34%	-40.21%
2007	1,498,523	27.12	40,636,772	1.15%	0.72%	14.16%
2006	1,863,295	23.75	44,261,539	1.15%	0.27%	11.30%
2005	2,200,800	21.34	46,972,819	1.15%	0.00%	16.84%
2004	2,021,626	18.27	36,928,225	1.15%	0.00%	23.33%
Templeton Growth Securities Fund Class 2
2008	486,963	$8.91	$4,338,490	1.15%	1.74%	-42.99%
2007	628,738	15.63	9,825,453	1.15%	1.36%	1.17%
2006	725,467	15.45	11,205,929	1.15%	1.29%	20.41%
2005	644,001	12.83	8,261,573	1.15%	1.14%	7.61%
2004	497,397	11.92	5,929,538	1.15%	1.31%	14.69%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2008	461,345	$4.81	$2,220,341	1.15%	0.26%	-44.37%
2007	409,547	8.65	3,543,210	1.15%	0.21%	20.64%
2006	425,977	7.17	3,054,911	1.15%	0.00%	12.31%
2005	490,792	6.39	3,134,076	1.15%	0.00%	11.02%
2004	567,569	5.75	3,264,735	1.15%	0.00%	19.36%
Janus Aspen Forty Portfolio Institutional Shares
2008	483,938	$7.47	$3,616,869	1.15%	0.14%	-44.79%
2007	464,491	13.54	6,288,397	1.15%	0.37%	35.42%
2006	410,639	10.00	4,105,343	1.15%	0.35%	8.09%
2005	450,343	9.25	4,165,379	1.15%	0.22%	11.55%
2004	478,003	8.29	3,963,457	1.15%	0.29%	16.87%
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2008	149,546	$5.18	$775,077	1.15%	0.70%	-40.41%
2007	202,528	8.70	1,761,640	1.15%	0.72%	13.77%
2006	213,058	7.65	1,628,945	1.15%	0.47%	10.10%
2005	262,115	6.94	1,820,212	1.15%	0.33%	3.09%
2004	334,275	6.74	2,251,794	1.15%	0.16%	3.31%
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2008	266,219	$4.75	$1,264,077	1.15%	1.08%	-45.30%
2007	405,092	8.68	3,516,401	1.15%	0.76%	8.37%
2006	436,781	8.01	3,498,737	1.15%	1.73%	16.84%
2005	539,766	6.86	3,700,369	1.15%	1.34%	4.65%
2004	699,959	6.55	4,585,456	1.15%	1.15%	3.57%
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)
2008	123,550	$4.90	$604,980	1.15%	0.23%	-38.14%
2007	147,982	7.92	1,171,366	1.15%	0.00%	19.78%
2006	163,790	6.61	1,082,403	1.15%	0.00%	6.65%
2005	217,869	6.20	1,349,967	1.15%	0.00%	7.93%
2004	246,274	5.74	1,413,804	1.15%	0.00%	11.66%

B-38

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
MFS Investors Trust Series Initial Class
2008	440,273	$9.65	$4,246,786	1.15%	0.86%	-33.85%
2007	488,501	14.58	7,123,364	1.15%	0.79%	9.04%
2006	430,717	13.37	5,760,179	1.15%	0.50%	11.69%
2005	475,922	11.97	5,698,321	1.15%	0.56%	6.08%
2004	665,986	11.29	7,517,017	1.15%	0.77%	10.07%
MFS New Discovery Series Initial Class
2008	122,045	$6.61	$807,301	1.15%	0.00%	-40.03%
2007	156,448	11.03	1,725,626	1.15%	0.00%	1.34%
2006	209,784	10.88	2,283,382	1.15%	0.00%	11.91%
2005	264,168	9.73	2,569,213	1.15%	0.00%	4.04%
2004	370,291	9.35	3,461,648	1.15%	0.00%	5.29%
MFS Research Series Initial Class
2008	58,091	$6.53	$379,359	1.15%	0.55%	-36.82%
2007	57,601	10.34	595,413	1.15%	0.68%	11.90%
2006	53,383	9.24	493,122	1.15%	0.50%	9.21%
2005	81,763	8.46	691,605	1.15%	0.49%	6.57%
2004	96,306	7.94	764,469	1.15%	1.31%	14.51%
MFS Total Return Series Initial Class
2008	1,234,297	$11.77	$14,524,783	1.15%	3.16%	-23.03%
2007	1,561,300	15.29	23,870,136	1.15%	2.62%	3.02%
2006	1,812,177	14.84	26,894,448	1.15%	2.34%	10.61%
2005	2,079,296	13.42	27,899,281	1.15%	2.02%	1.64%
2004	2,031,884	13.20	26,824,037	1.15%	2.01%	10.04%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2008	255,086	$9.90	$2,526,126	1.15%	1.89%	-32.99%
2007	317,044	14.78	4,685,518	1.15%	1.47%	1.34%
2006	373,961	14.58	5,453,375	1.15%	0.98%	14.64%
2005	358,880	12.72	4,565,099	1.15%	0.77%	8.46%
2004	305,449	11.73	3,582,483	1.15%	0.78%	12.80%
Van Kampen Life Investment Trust Government Portfolio Class II
2008	252,635	$12.09	$3,054,711	1.15%	4.62%	0.34%
2007	249,493	12.05	3,006,414	1.15%	4.45%	5.79%
2006	249,789	11.39	2,845,367	1.15%	4.30%	1.92%
2005	295,989	11.18	3,308,063	1.15%	3.82%	2.09%
2004	322,247	10.95	3,527,885	1.15%	5.81%	2.70%

B-39

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
RS Core Equity VIP Series
2008	1,503,951	$9.16	$13,771,534	1.45%	1.17%	-30.65%
2007	1,877,539	13.20	24,789,194	1.45%	0.88%	13.52%
2006	2,150,354	11.63	25,009,609	1.45%	1.88%	15.57%
2005	2,571,424	10.06	25,878,239	1.45%	1.18%	2.79%
2004	3,482,087	9.79	34,092,417	1.45%	1.76%	4.47%
RS S&P 500 Index VIP Series
2008	36,847	$6.59	$242,952	1.45%	2.19%	-38.07%
2007	49,032	10.65	522,026	1.45%	1.59%	3.69%
2006	73,860	10.27	758,346	1.45%	1.58%	13.79%
2005	146,648	9.02	1,323,216	1.45%	1.56%	3.01%
2004	145,679	8.76	1,275,844	1.45%	1.99%	9.01%
RS Asset Allocation VIP Series
2008	15,019	$7.44	$111,711	1.45%	1.68%	-38.18%
2007	20,389	12.03	245,300	1.45%	2.16%	3.70%
2006	23,569	11.60	273,427	1.45%	3.52%	11.73%
2005	21,565	10.38	223,920	1.45%	0.69%	2.85%
2004	44,380	10.10	448,060	1.45%	1.31%	8.71%
RS High Yield Bond VIP Series
2008	8,247	$10.43	$85,981	1.45%	7.63%	-21.98%
2007	9,327	13.36	124,636	1.45%	7.16%	-0.28%
2006	22,047	13.40	295,436	1.45%	7.20%	7.59%
2005	23,383	12.46	291,234	1.45%	5.85%	1.81%
2004	41,269	12.23	504,879	1.45%	8.04%	7.63%
RS Low Duration Bond VIP Series(4)
2008	12,788	$10.85	$138,760	1.45%	4.34%	2.06%
2007	5,049	10.63	53,677	1.45%	4.67%	3.95%
2006	7,927	10.23	81,078	1.45%	4.20%	2.57%
2005	7,605	9.97	75,832	1.45%	2.50%	-0.21%
2004	4,695	9.99	46,915	1.45%	3.46%	-0.07%
RS Large Cap Value VIP Series(4)
2008	20,806	$8.22	$170,919	1.45%	1.96%	-41.13%
2007	25,037	13.95	349,390	1.45%	1.08%	-1.10%
2006	26,899	14.11	379,526	1.45%	1.25%	16.59%
2005	12,749	12.10	154,296	1.45%	1.51%	8.04%
2004	4,127	11.20	46,231	1.45%	1.81%	12.01%
RS Partners VIP Series(4)
2008	17,305	$7.97	$137,891	1.45%	0.00%	-34.95%
2007	26,889	12.25	329,391	1.45%	0.00%	-3.44%
2006	28,496	12.69	361,525	1.45%	0.24%	7.77%
2005	23,562	11.77	277,364	1.45%	0.14%	2.71%
2004	5,809	11.46	66,580	1.45%	0.79%	14.61%
RS Small Cap Core Equity VIP Series
2008	65,449	$10.93	$715,626	1.45%	0.44%	-36.12%
2007	98,566	17.12	1,687,239	1.45%	0.77%	3.61%
2006	128,159	16.52	2,117,394	1.45%	0.00%	15.47%
2005	164,111	14.31	2,348,059	1.45%	0.21%	-1.29%
2004	208,232	14.49	3,018,142	1.45%	0.00%	13.50%

B-40

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
RS International Growth VIP Series
2008	262,626	$11.26	$2,957,827	1.45%	1.67%	-44.11%
2007	320,241	20.15	6,452,859	1.45%	3.30%	13.36%
2006	382,745	17.78	6,803,572	1.45%	1.15%	21.64%
2005	428,400	14.61	6,260,121	1.45%	1.59%	14.34%
2004	491,691	12.78	6,283,872	1.45%	0.31%	15.03%
RS Emerging Markets VIP Series
2008	63,869	$19.30	$1,232,675	1.45%	0.24%	-57.28%
2007	91,761	45.17	4,145,189	1.45%	2.05%	43.30%
2006	98,589	31.52	3,108,016	1.45%	0.65%	34.22%
2005	114,025	23.49	2,678,135	1.45%	1.02%	38.48%
2004	103,954	16.96	1,763,137	1.45%	0.23%	21.77%
RS Investment Quality Bond VIP Series
2008	282,351	$15.03	$4,244,609	1.45%	4.91%	-0.99%
2007	332,046	15.18	5,041,578	1.45%	4.28%	4.69%
2006	423,304	14.50	6,139,419	1.45%	4.21%	2.68%
2005	551,946	14.12	7,796,231	1.45%	3.76%	0.87%
2004	695,823	14.00	9,743,676	1.45%	4.80%	2.70%
RS MidCap Opportunities VIP Series(5)(6)
2008	—	—	—	—	—	—
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)
2008	4,411	$5.85	$25,793	1.45%	0.00%	-45.27%
2007	682	10.68	7,290	1.45%	0.00%	6.84%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(6)
2008	—	—	—	—	—	—
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)
2008	663	$5.45	$3,619	1.45%	1.46%	-41.62%
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Technology VIP Series (formerly The Information Age VIP Series)(5)
2008	14	$4.96	$69	1.45%	0.00%	-52.01%
2007	14	10.33	148	1.45%	0.00%	3.26%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-41

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
RS Money Market VIP Series
2008	493,818	$12.21	$6,028,890	1.45%	2.02%	0.58%
2007	350,644	12.14	4,256,266	1.45%	4.72%	3.18%
2006	382,305	11.76	4,497,428	1.45%	4.82%	3.02%
2005	365,025	11.42	4,168,213	1.45%	3.73%	1.21%
2004	338,042	11.28	3,814,109	1.45%	1.45%	-0.61%
Gabelli Capital Asset Fund
2008	216,179	$14.24	$3,078,876	1.45%	0.74%	-41.30%
2007	323,796	24.26	7,855,655	1.45%	0.44%	7.56%
2006	366,356	22.56	8,263,789	1.45%	0.28%	20.17%
2005	455,751	18.77	8,554,787	1.45%	0.25%	0.56%
2004	551,832	18.67	10,301,033	1.45%	0.38%	13.87%
Value Line Centurion Fund
2008	172,225	$7.42	$1,277,311	1.45%	0.00%	-50.01%
2007	228,551	14.84	3,390,819	1.45%	0.00%	18.97%
2006	303,842	12.47	3,789,005	1.45%	0.00%	2.35%
2005	387,039	12.18	4,715,693	1.45%	0.00%	7.55%
2004	548,405	11.33	6,212,788	1.45%	0.00%	9.90%
Value Line Strategic Asset Management Trust
2008	942,728	$13.34	$12,572,863	1.45%	1.43%	-30.41%
2007	1,114,153	19.16	21,352,659	1.45%	0.94%	13.61%
2006	1,376,525	16.87	23,219,868	1.45%	0.92%	5.31%
2005	1,650,521	16.02	26,438,830	1.45%	0.45%	7.50%
2004	1,898,314	14.90	28,285,641	1.45%	0.41%	10.56%
AIM V.I. Capital Appreciation Fund Series I
2008	1,648	$5.05	$8,330	1.45%	0.00%	-43.33%
2007	2,517	8.92	22,454	1.45%	0.00%	10.39%
2006	4,716	8.08	38,105	1.45%	0.05%	4.76%
2005	10,271	7.71	79,209	1.45%	0.06%	7.26%
2004	14,079	7.19	101,228	1.45%	0.00%	5.08%
AIM V.I. Utilities Fund Series I
2008	31,892	$8.70	$277,395	1.45%	2.50%	-33.34%
2007	50,481	13.05	658,668	1.45%	1.91%	18.90%
2006	46,048	10.97	505,332	1.45%	3.68%	23.65%
2005	39,586	8.88	351,335	1.45%	3.28%	15.14%
2004	11,261	7.71	86,799	1.45%	3.09%	22.71%
AIM V.I. Core Equity Fund Series I
2008	14,517	$6.10	$88,603	1.45%	1.93%	-31.16%
2007	16,920	8.87	150,001	1.45%	1.00%	6.55%
2006	19,793	8.32	164,680	1.45%	1.57%	13.58%
2005	21,865	7.33	160,175	1.45%	0.77%	4.13%
2004	34,692	7.04	244,069	1.45%	0.50%	4.24%
AllianceBernstein Growth & Income Portfolio Class B
2008	7,099	$8.18	$58,037	1.45%	1.97%	-41.55%
2007	13,043	13.99	182,462	1.45%	1.25%	3.34%
2006	13,053	13.54	176,694	1.45%	1.16%	15.29%
2005	14,613	11.74	171,569	1.45%	1.28%	3.08%
2004	14,911	11.39	169,836	1.45%	0.89%	9.61%

B-42

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
AllianceBernstein Large Cap Growth Portfolio Class B
2008	3,063	$7.55	$23,120	1.45%	0.00%	-40.69%
2007	3,959	12.73	50,390	1.45%	0.00%	11.97%
2006	6,053	11.37	68,813	1.45%	0.00%	-2.08%
2005	2,424	11.61	28,136	1.45%	0.00%	13.18%
2004	3,840	10.26	39,387	1.45%	0.00%	6.77%
AllianceBernstein Global Technology Portfolio Class B
2008	13,199	$6.65	$87,759	1.45%	0.00%	-48.23%
2007	12,926	12.84	166,003	1.45%	0.00%	18.16%
2006	14,458	10.87	157,135	1.45%	0.00%	6.81%
2005	15,105	10.18	153,695	1.45%	0.00%	2.15%
2004	18,078	9.96	180,085	1.45%	0.00%	3.56%
AllianceBernstein Value Portfolio Class B
2008	2,746	$8.17	$22,438	1.45%	2.15%	-41.87%
2007	8,562	14.06	120,363	1.45%	1.19%	-5.55%
2006	11,950	14.88	177,856	1.45%	0.90%	19.28%
2005	7,055	12.48	88,032	1.45%	1.28%	3.96%
2004	15,792	12.00	189,545	1.45%	0.99%	11.73%
Davis Financial Portfolio
2008	14,111	$7.68	$108,334	1.45%	0.00%	-47.14%
2007	15,758	14.52	228,883	1.45%	0.98%	-7.41%
2006	20,294	15.69	318,335	1.45%	0.68%	16.79%
2005	10,710	13.43	143,842	1.45%	0.42%	6.81%
2004	14,394	12.57	180,998	1.45%	0.41%	8.72%
Davis Real Estate Portfolio
2008	15,718	$14.04	$220,651	1.45%	2.29%	-47.69%
2007	29,727	26.83	797,688	1.45%	3.23%	-16.71%
2006	44,058	32.22	1,419,387	1.45%	3.14%	32.43%
2005	53,838	24.33	1,309,723	1.45%	3.18%	11.50%
2004	57,909	21.82	1,263,445	1.45%	3.96%	31.41%
Davis Value Portfolio
2008	76,060	$7.89	$600,485	1.45%	0.89%	-41.19%
2007	98,183	13.42	1,318,050	1.45%	1.05%	3.12%
2006	111,817	13.02	1,455,596	1.45%	0.75%	13.34%
2005	113,880	11.49	1,307,993	1.45%	1.04%	7.86%
2004	114,091	10.65	1,214,920	1.45%	1.00%	10.70%
Fidelity VIP Contrafund Portfolio Service Class
2008	152,315	$9.21	$1,403,091	1.45%	0.81%	-43.45%
2007	228,705	16.29	3,725,307	1.45%	0.83%	15.81%
2006	298,676	14.07	4,200,935	1.45%	1.10%	9.98%
2005	264,776	12.79	3,386,326	1.45%	0.18%	15.16%
2004	329,779	11.11	3,662,544	1.45%	0.28%	13.67%
Fidelity VIP Equity-Income Portfolio Service Class
2008	37,364	$8.16	$304,991	1.45%	2.11%	-43.54%
2007	64,123	14.46	926,989	1.45%	1.59%	-0.05%
2006	63,918	14.46	924,476	1.45%	3.18%	18.34%
2005	76,681	12.22	937,177	1.45%	1.59%	4.23%
2004	80,771	11.73	947,123	1.45%	1.71%	9.77%

B-43

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Fidelity VIP Growth Opportunities Portfolio Service Class
2008	3,549	$4.95	$17,560	1.45%	0.36%	-55.71%
2007	2,222	11.17	24,821	1.45%	0.00%	21.26%
2006	4,267	9.21	39,311	1.45%	0.64%	3.78%
2005	4,876	8.88	43,292	1.45%	1.07%	7.29%
2004	19,604	8.27	162,216	1.45%	0.54%	5.51%
Fidelity VIP Mid Cap Portfolio Service Class
2008	66,931	$15.80	$1,057,571	1.45%	0.34%	-40.39%
2007	112,964	26.51	2,994,167	1.45%	0.72%	13.82%
2006	144,094	23.29	3,355,641	1.45%	0.27%	10.96%
2005	186,800	20.99	3,920,422	1.45%	0.00%	16.49%
2004	204,288	18.02	3,680,387	1.45%	0.00%	22.96%
Templeton Growth Securities Fund Class 2
2008	49,709	$8.73	$434,076	1.45%	1.74%	-43.16%
2007	58,838	15.36	903,947	1.45%	1.36%	0.87%
2006	68,905	15.23	1,049,500	1.45%	1.29%	20.05%
2005	70,136	12.69	889,872	1.45%	1.14%	7.29%
2004	56,925	11.83	673,178	1.45%	1.31%	14.34%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2008	26,343	$4.69	$123,546	1.45%	0.26%	-44.54%
2007	30,347	8.46	256,616	1.45%	0.21%	20.28%
2006	32,494	7.03	228,455	1.45%	0.00%	11.97%
2005	41,609	6.28	261,271	1.45%	0.00%	10.68%
2004	41,890	5.67	237,649	1.45%	0.00%	19.00%
Janus Aspen Forty Portfolio Institutional Shares
2008	29,842	$7.28	$217,338	1.45%	0.14%	-44.96%
2007	28,531	13.23	377,535	1.45%	0.37%	35.01%
2006	26,163	9.80	256,421	1.45%	0.35%	7.76%
2005	37,772	9.09	343,537	1.45%	0.22%	11.21%
2004	41,956	8.18	343,103	1.45%	0.29%	16.51%
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2008	17,366	$5.05	$87,707	1.45%	0.70%	-40.59%
2007	15,954	8.50	135,636	1.45%	0.72%	13.43%
2006	17,697	7.50	132,642	1.45%	0.47%	9.77%
2005	21,281	6.83	145,316	1.45%	0.33%	2.78%
2004	32,296	6.64	214,566	1.45%	0.16%	3.00%
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2008	19,108	$4.63	$88,414	1.45%	1.08%	-45.46%
2007	28,017	8.48	237,709	1.45%	0.76%	8.04%
2006	28,758	7.85	225,833	1.45%	1.73%	16.49%
2005	37,329	6.74	251,636	1.45%	1.34%	4.33%
2004	50,534	6.46	326,502	1.45%	1.15%	3.26%
MFS Growth Series Initial Class (formerly MFS Emerging Growth Series Initial Class)
2008	9,931	$4.77	$47,386	1.45%	0.23%	-38.33%
2007	8,419	7.74	65,136	1.45%	0.00%	19.42%
2006	15,881	6.48	102,887	1.45%	0.00%	6.33%
2005	19,481	6.09	118,696	1.45%	0.00%	7.61%
2004	19,557	5.66	110,730	1.45%	0.00%	11.32%

B-44

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
MFS Investors Trust Series Initial Class
2008	20,638	$9.57	$197,404	1.45%	0.86%	-34.05%
2007	29,142	14.50	422,675	1.45%	0.79%	8.71%
2006	32,105	13.34	428,345	1.45%	0.50%	11.36%
2005	41,309	11.98	494,921	1.45%	0.56%	5.76%
2004	52,947	11.33	599,798	1.45%	0.77%	9.74%
MFS New Discovery Series Initial Class
2008	4,800	$6.45	$30,941	1.45%	0.00%	-40.21%
2007	9,368	10.78	100,993	1.45%	0.00%	1.03%
2006	14,033	10.67	149,744	1.45%	0.00%	11.58%
2005	14,859	9.56	142,098	1.45%	0.00%	3.72%
2004	24,948	9.22	230,024	1.45%	0.00%	4.97%
MFS Research Series Initial Class
2008	2,605	$6.36	$16,575	1.45%	0.55%	-37.01%
2007	5,116	10.10	51,692	1.45%	0.68%	11.57%
2006	6,855	9.06	62,074	1.45%	0.50%	8.98%
2005	10,440	8.31	86,833	1.45%	0.49%	6.15%
2004	10,222	7.83	80,024	1.45%	1.31%	14.17%
MFS Total Return Series Initial Class
2008	66,151	$11.47	$758,573	1.45%	3.16%	-23.26%
2007	79,597	14.94	1,189,438	1.45%	2.62%	2.71%
2006	104,026	14.55	1,513,512	1.45%	2.34%	10.28%
2005	128,784	13.19	1,699,122	1.45%	2.02%	1.33%
2004	139,078	13.02	1,810,812	1.45%	2.01%	9.71%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II(4)
2008	15,106	$9.71	$146,625	1.45%	1.89%	-33.19%
2007	27,141	14.53	394,330	1.45%	1.47%	1.04%
2006	43,494	14.38	625,420	1.45%	0.98%	14.30%
2005	45,817	12.58	576,411	1.45%	0.77%	8.13%
2004	43,044	11.63	500,802	1.45%	0.78%	12.46%
Van Kampen Life Investment Trust Government Portfolio Class II(4)
2008	7,869	$11.85	$93,254	1.45%	4.62%	0.04%
2007	10,017	11.85	118,665	1.45%	4.45%	5.47%
2006	16,634	11.23	186,839	1.45%	4.30%	1.62%
2005	21,537	11.05	238,062	1.45%	3.82%	1.78%
2004	19,331	10.86	209,939	1.45%	5.81%	2.39%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2008, 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

B-45

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (continued)

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on May 1, 2004.
(5)	Portfolio commenced operations on July 31, 2007.
(6)	No contracts with this rider investing in this investment division.

B-46

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Guardian Insurance & Annuity Company, Inc. and the Contract Owners of The Guardian Separate Account D:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account D at December 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2008 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 31, 2009

New York, New York

B-47

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2008	2007
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,719 million, respectively)	$1,610	$1,715
Affiliated mutual funds, available for sale, at fair value (cost $1 million; $15 million, respectively)	1	12
Trading securities, at fair value (cost $20 million; and $17 million respectively)	20	17
Preferred stock, available for sale, at fair value (amortized cost $7 million; $7 million, respectively)	5	7
Policy loans	101	96
Cash and cash equivalents	182	219
Other invested assets	2	2

Total invested assets	1,921	2,068

Deferred policy acquisition costs	349	359
Investment income due and accrued	28	28
Reinsurance recoverable and other	300	49
Accounts receivable	12	14
Current income tax receivable	14	8
Separate account assets	5,386	8,335

Total assets	$8,010	$10,861

Liabilities:
Future policy benefits and other policyholder liabilities	$2,036	$1,861
Due to Guardian Life Insurance Company of America and its affiliates	20	19
Deferred income tax liability	9	56
Accrued expenses and other liabilities	212	128
Separate account liabilities	5,386	8,335

Total liabilities	7,663	10,399

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	173
Retained earnings	195	289
Accumulated other comprehensive loss, net of deferred taxes	(45)	(2)

Total stockholder’s equity	347	462

Total liabilities and stockholder’s equity	$8,010	$10,861

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2008	2007	2006
	(In millions)
Revenues:
Net investment income	$102	$110	$114
Net realized (losses) gains on investments	(42)	6	—
Administrative service fees	219	249	257
Reserve adjustment on reinsurance ceded and other	(13)	(11)	(18)

Total revenues	266	354	353

Benefits and expenses:
Policyholder benefits	91	90	87
Amortization of deferred policy acquisition costs	119	70	96
Other operating costs and expenses	200	182	176

Total benefits and expenses	410	342	359

(Loss) income before income taxes	(144)	12	(6)

Income taxes:
Current (benefit) expense	(28)	3	4
Deferred benefit	(22)	(5)	(9)

Total income tax (benefit) expense	(50)	(2)	(5)

Net (loss) income	(94)	14	(1)

Other comprehensive (loss) income, net of tax:
Change in unrealized investment (losses) gains, net of deferred taxes	(43)	1	1

Comprehensive (loss) income	$(137)	$15	$—

See notes to consolidated financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
			(In millions)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net loss	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains, net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized gains (losses) on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462
Comprehensive income:
Capital contribution	—	22	—	—	22
Net loss	—	—	—	(94)	(94)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	(43)	—	(43)

Balance, December 31, 2008	$2	$195	$(45)	$195	$347

See notes to consolidated financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007	2006
	(In millions)
Operating activities:
Net (loss) income	$(94)	$14	$(1)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	8	9	16
Net realized losses (gains) on investments	58	(5)	—
Deferred federal income taxes, net	(23)	(6)	(8)
Changes in
Trading securities	(12)	(16)	(1)
Deferred policy acquisition costs	50	(15)	12
Investment income due and accrued	—	5	—
Other assets	(76)	23	(10)
Current income taxes (receivable) liability, net	(6)	(11)	(2)
Accounts receivable	2	3	7
Future policy benefits and other policyholder liabilities	67	(161)	34
Due to Guardian Life Insurance Company of America and its affiliates	1	1	(2)
Accrued expenses and other liabilities	84	(9)	13

Net cash provided by (used in) operating activities	59	(168)	58

Investment activities:
Proceeds from investments sold or matured
Bonds	428	753	493
Affiliated mutual funds	—	14	—
Preferred stocks	—	1	—
Investments purchased
Bonds	(459)	(556)	(385)
Affiliated mutual funds	—	(4)	(2)
Transferred from affiliated mutual funds to trading securities	11	—	—
Transfer of GIS to The Guardian	—	—	(6)
Changes in policy loans	(5)	(5)	(7)
Other items, net	—	—	1

Net cash (used in) provided by investing activities	(25)	203	94

Financing activities:
Additions to policyholder contract deposits	117	133	228
Withdrawals from policyholder contract deposits	(210)	(329)	(303)
Additional paid in capital	22	—	—

Net cash (used in) financing activities	(71)	(196)	(75)

Net (decrease) increase in cash and cash equivalents	(37)	(161)	77

Cash and cash equivalents, at beginning of year	219	380	303

Cash and cash equivalents, at end of year	$182	$219	$380

Supplemental disclosure:
Federal income taxes (recovered) paid	$(26)	$1	$(5)

See notes to consolidated financial statements.

B-51

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of the Company.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established nineteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries (PAS, GIS and GBG) and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized (losses) gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater than twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other

Reinsurance recoverable and other consists primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, contingent tax liability, reinsurance payables, accrued litigation, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2008 and 2007.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

The Company follows the guidance in FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, which is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008 and is to be applied prospectively to new transactions entered into after the adoption date and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on the Company’s consolidated financial statements.

As of January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008 the SFAS 157 related FASB Staff Positions (“FSPs”) described in Note 4. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS

B-56

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”). The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured and disclosed at fair value under GAAP. See Note 4 for additional information regarding the effects of applying SFAS 157.

Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP 39-1”). FSP 39-1 amends FASB interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts for derivative instruments under master netting arrangements.

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1 (“FSP 99-20-1”), Amendments to the Impairment Guidance of EITF Issue No. 99-20. FSP 99-20-1 amends the impairment guidance in EITF No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets to be more consistent with the impairment guidance contained in FAS 115, Accounting for Certain Investments in Debt and Equity Securities. FSP 99-20-1 also retains and emphasizes the objective of an other than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115. The adoption of FSP 99-20-1 did not have a material impact on the Company’s consolidated financial statements.

Assessments:

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 and 2006 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 and 2006 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007 and increased by net amount of $4 million in 2006. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for 2008.

B-57

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

December 31, 2008	Amortized Cost / Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

December 31, 2007	Amortized Cost / Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

The amortized cost and estimated fair value of bonds at December 31, 2008 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$325	$322
Due after one year through five years	1,069	998
Due after five years through ten years	167	149
Due after ten years	71	61
Sinking fund bonds, mortgage backed securities and asset backed securities	87	80

Total	$1,719	$1,610

Proceeds from the sales and maturities of bonds amounted to $428 million, $753 million and $493 million in 2008, 2007 and 2006, respectively. Gross gains of $1 million, $3 million and $3 million and gross losses of $16 million, $2 million and $2 million were realized on sales and prepayments of bonds in 2008, 2007 and 2006, respectively.

B-58

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2008 and 2006, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. There were no sales of preferred stocks in 2008 and 2006.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007, were as follows:

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
All Other Government	$3	$—	$6	$—	$9	$—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Affiliated Mutual Funds	12	(3)	—	—	12	(3)

Total temporarily impaired securities	$379	$(9)	$445	$(13)	$824	$(22)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred eleven securities in an unrealized loss position for greater than 12 months with a book value of $245 million and a fair value of $201 million as of December 31, 2008.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value. The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, approximately 0.1% of the Company’s investment portfolio, as of December 31, 2008.

B-59

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company hedges its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $115 million and $23 million as of December 31, 2008 and 2007, respectively. For the years ended December 31, 2008 and 2007, net realized capital (losses) gains included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was a gain of $17 million in 2008, no gains or losses in 2007 and a loss of $1 million in 2006. In 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business reinsured to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million and $11 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and 2007, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2008	2007	2006
	(In millions)
Bonds	$93	$91	$95
Affiliated mutual funds and trading securities	1	1	4
Policy loans	6	5	5
Cash and cash equivalents	4	16	13
Other	1	—	—

Gross investment income	105	113	117
Less: investment expenses	(3)	(3)	(3)

Net investment income	$102	$110	$114

Net realized (losses) gains on investments for the years ended December 31 were from the following sources:

	2008	2007	2006
	(In millions)
Bonds	$(22)	$1	$—
Affiliated mutual funds and trading securities	(12)	8	1
Other	(8)	(3)	(1)

Net realized (losses) gains on investments	$(42)	$6	$—

B-60

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $8 million at December 31, 2008 and $1 million for each of the years ended December 31, 2007 and 2006.

Unrealized Investment (Losses) Gains

Net unrealized investment (losses) gains on securities available for sales are included as part of Accumulated Other Comprehensive Loss, net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive (loss) income, net of tax” in earlier periods.

The amounts for the years ended December 31, 2008, 2007 and 2006 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2005	$(18)	$3	$5	$(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available- for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	(5)	(1)	5	(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	$(112)	$39	$29	$(45)

B-61

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of SFAS No. 157 does not require any new fair value measurements.

During 2008 three FASB Staff Positions (“FSP”) were issued to further clarify the guidance contained within SFAS No. 157. FSP 157-1, effective January 1, 2008, provides a scope exception for lease classification and measurement under SFAS No. 13. The application of this FSP had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected a partial adoption of SFAS No. 157 under the provisions of FASB Staff Position (“FSP”) FAS 157-2 which allows an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination.

Effective September 30, 2008, the Company applied FSP 157-3 which provides guidance on how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this FSP did not have a material impact on the Company’s financial statements.

As of January 1, 2008, the Company also adopted SFAS No. 159, “The Fair Value Option for Financial Asset and Financial Liabilities.” This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in income in the current reporting period. The adoption of SFAS No. 159 did not impact the consolidated financial statements as the Company did not elect to fair value any additional financial instruments at the adoption date or during the subsequent reporting period.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. SFAS No. 157 requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities and derivative instruments traded on an exchange and certain mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, preferred stocks and certain investments in mutual funds in which the fund holds instruments that are not actively traded.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

B-62

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes the Company’s financial instruments carried at fair value by the SFAS No. 157 fair value hierarchy levels.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount

	(In millions)
Assets
Investments:
Available-for-sale securities:
Bonds	$5	$1,558	$47	$1,610	$1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, which are measured at fair value, either in the consolidated financial statements or the notes to the consolidated financial statements from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, preferred stocks, affiliated mutual funds and trading securities are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using

B-63

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

observable inputs are considered to be a level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under FAS No. 133. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under FAS No. 133. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the Bonds, preferred stocks, affiliated mutual funds and Trading Securities section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets is based on the underlying holdings of the respective mutual funds. The Company’s management reviews the holdings of each mutual fund in order to determine the level those investments should be reported. Generally, stock investments by the fund are considered a (Level 1), bond investments by the fund are considered a (Level 2) and all other types of investments made by the fund are reported as a (Level 3).

B-64

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy.

	As of December 31, 2008

	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held

	(In millions)
Assets
Investments:
Available-for-sale securities:
Bonds	$151	$(7)	$—	$(18)	$(79)	$47	$—
Preferred stocks and affiliated mutual funds	—	—	—	—	—	—	—
Trading securities	—	—	—	—	—	—	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2008	2007
	(In millions)
Balance, beginning of year	$359	$347
Capitalization of deferrable expenses	44	59
Amortization	(119)	(70)
Change in unrealized investment losses (gains), net	40	(4)
Interest on DAC	25	27

Balance, end of year	$349	$359

During 2008, the Company refined the mean reversion policy in light of the recent market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. There were no such changes in 2007. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC increased by $40 million and decreased by $4 million due to the increase and decrease in unrealized gains and losses in 2008 and 2007, respectively.

In September 2005, AcSEC issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance

B-65

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 were follows:

	2008	2007
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$490

Future policy benefits	490	490

Policyholders’ account balances
Individual annuities	1,336	1,178
Group annuities	84	78
Variable life	126	115

Policyholders’ account balances	1,546	1,371

Total future policy benefits and policyholders’ account balances	$2,036	$1,861

Separate account liabilities
Individual annuities	3,435	5,212
Group annuities	1,551	2,485
Variable life	400	638

Total separate account liabilities	$5,386	$8,335

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments based on historical experience
Immediate annuites without life contingency fixed and variable	None	4.50% to 7.00%	CARVM (the greatest present value of the future guaranteed benefits as described in Acturial Guidelines 33)

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2008 and 2007.

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.05% to 6.00%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 4.80%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	3.30% to 4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2008 and 2007 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2008			2007
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$4,006	$791	62	$5,867	$100	61
GMIB	97	50	57	151	—	56
GMAB	67	—	61	102	—	61
GMWB	827	282	60	790	3	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $10 million and $2 million as of December 31, 2008 and 2007, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $11 million and $10 million in 2008, $1 million and $2 million in 2007 and $1 million and $2 million in 2006, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $1 million as of December 31, 2008 and 2007, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $67 million as of December 31, 2008 compared to $102 million in 2007. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB at December 31, 2008 and 2007.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $4 million and $2 million as of December 31, 2008 and 2007, respectively and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB at December 31, 2008 and 2007.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2008:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

B-68

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2008 and 2007, the SFAS 133 liability is $214 million and $13 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $827 million and $790 million and a GWB of $1,109 million and $772 million at December 31, 2008 and 2007, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $201 million, $12 million and $1 million at December 31, 2008, 2007 and 2006 respectively and is recorded in “Net realized (losses) gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% the reinsurance recoverable at December 31, 2008 and 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2008	2007	2006
	(In millions)
Short duration contracts
Direct premims	$—	$—	$1
Reinsurance ceded	—	—	(1)

Premiums	$—	$—	$—

	2008	2007	2006
	(In millions)
Long duration contracrs
Direct premiums	$64	$67	$71
Reincurance assumed	—	2	1
Reinsurance ceded	(57)	(65)	(65)

Premiums	$7	$4	$7

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable of $209 million and $36 million are recorded in “Reinsurance recoverable and other” in the Company’s Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under SFAS 133, which is carried at fair value and reported in “Reinsurance recoverable and other.” As of December 31, 2008, this reinsurance asset was reported at $3 million. No GMIB reinsurance derivative asset was recorded in 2007. Changes in the fair value of derivative resulted in gains of $3 million at December 31, 2008, and are recorded in “Net realized (losses) gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $183 million and $12 million at December 31, 2008 and 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Reinsurance recoverable and other” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $171 million and $12 million for the period ended December 31, 2008 and 2007, are recorded in “Net realized (losses) gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31, were as follows:

	2008	2007	2006
	(In millions)
Federal income tax expense (benefit):
Current tax	$(28)	$3	$4
Deferred tax	(22)	(5)	(9)

Total	$(50)	$(2)	$(5)

The components of the net deferred tax asset/ (liability) as of December 31, 2008 and 2007 were as follows:

	2008	2007
	(In millions)
Deferred tax assets:
Separate account allowances	$12	$36
DAC Proxy	19	18
Investments	34	3
Other	10	1
Reserves	13	11

Gross deferred tax assets	88	69

Deferred tax liabilities:
DAC	97	125

Gross deferred tax liabilities	97	125

Net deferred tax liability	$9	$56

B-70

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2008, the Company did not have any unused net operating or capital loss carryforwards available to offset against future taxable income.

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2008	2007	2006
	(In millions)
Expected taxes on pre-tax (loss) income	$(51)	$4	$(2)
Permanent adjustments:
Dividends received deduction	(12)	(9)	(11)
Contingent tax reserves	14	4	8
Return to provision	(2)	—	—
Other	1	(1)	—

Total income tax (benefit)	$(50)	$(2)	$(5)

The Company follows the guidance in FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company adopted FIN 48 as of January 1, 2007, which did not have a material effect on the Company’s financial position.

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2008	2007
Balance, January 1	$9	$8
Additions for tax positions of the current year	1	2
Additions for tax positions of prior years	11	7
Reductions for tax positions of prior years for:
Settlements during the period	—	(8)
Lapses of applicable statute of limitations	(3)	—

Balance, December 31	$18	$9

As of December 31, 2008, the Company had $19 million of unrecognized tax benefits and related interest expense. Included in this balance is $1 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2008, and 2007, the Company recognized approximately ($3) and $1 million in

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

interest and penalties. The Company had approximately $1 and $4 million accrued for payment of interest and penalties at December 31, 2008, and 2007, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2008, the maximum amount of dividends the Company could pay The Guardian in 2009 without prior approval from the state insurance regulatory authorities was $21 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net (loss) income, as filed with the Delaware Department of Insurance, was $(35) million, $20 million and $20 million for the years ended 2008, 2007 and 2006, respectively. Statutory surplus, as filed, at December 31, 2008 and 2007 was $212 million and $245 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $132 million in 2008, $129 million in 2007 and $141 million in 2006, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $19 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,205 million and $3,297 million as of December 31, 2008 and 2007, respectively.

The Company also maintains investments in RS mutual funds in the amount of $17 million and $13 million at December 31, 2008 and 2007, respectively, of which, $1 million and $12 million are recorded in “Affiliated mutual funds” and $16 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2008.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, another contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008. There were no such transactions in 2007.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2008, 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million, $3 million and $1 million, which is reflected in “Reserve adjustment on reinsurance ceded and other” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million and $1 million is receivable and included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million and $2 million for December 31, 2008 and 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Reserve adjustment on reinsurance ceded and other” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.3 million and $0.4 million are included in “Reinsurance recoverable and other” in the Consolidated Balance Sheets at December 31, 2008 and 2007, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS has been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleges that the company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In February 2009, the FINRA arbitration panel resolved one of these proceedings and awarded the claimant $22 million in damages. PAS intends to file a motion to vacate the award in federal or state court. While the precise amount of these losses and the ultimate outcome of the appeal are not known, a reasonable estimate for both proceedings combined, based on the information available, is $24 million which is included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008. Litigation expenses of $22 million are included in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income as of December 31, 2008.

B-73

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2009

B-74

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements are included in Part B:

(1)	The Guardian Separate Account D:

Statement of Assets and Liabilities as of December 31, 2008

Statement of Operations for the Year Ended December 31, 2008

Statements of Changes in Net Assets for the Two Years Ended December 31, 2008 and 2007

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2008 and 2007

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2008, 2007 and 2006

Consolidated Statements of Changes in Stockholder’s Equity for the Three Years Ended December 31, 2008, 2007 and 2006

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2008, 2007 and 2006

Notes to Statutory Basis Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account D (1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended (1)

(b) Form of Broker-Dealer Supervisory and Service Agreement (1)

4	Specimen of Variable Annuity Contract (1)

5	Form of Application for Variable Annuity Contract (1)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended (1)(3)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc. (1)

7	Automatic Indemnity Reinsurance Agreement between The Guardian Insurance & Annuity Company, Inc. and The Guardian Life Insurance Company of America, as amended (1)

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (1)

9	Opinion and Consent of Counsel (1)

10	Consent of PricewaterhouseCoopers LLP (5)

11	Not Applicable

12	Not Applicable

13	Powers of Attorney executed by a majority of the Board of Directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (2)(3)(4)

1.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 24, 1998.
2.	Incorporated by reference to the Registration Statement on Form N-4 (33-31755), as previously filed on April 21, 2000. Powers of Attorney for Messrs. Sargent, Ferrara, Jones, Kane, Dutter, Futia, Hutchings and Warren.
3.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as previously filed on April 27, 2001. Powers of Attorney for Messrs. de Palo and Manning.
4.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as previously filed on April 26, 2002. Powers of Attorney for Messrs. Lenderink and Caruso.
5.	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and principal officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	President and Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Executive Vice President & Corporate Secretary and Director
Margaret W. Skinner	Executive Vice President, Individual Products Distribution and Director
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Richard T. Potter, Jr.	Senior Vice President & Counsel
Barbara L. Snyder	Senior Vice President, Chief Actuary
Leslie A. Barbi	Managing Director, Fixed Income Investments
Bruce P. Chapin	Vice President, Corporate Tax
Howard W. Chin	Managing Director
James Consolati	Vice President, Retirement Services
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Douglas Dubitsky	Vice President, Product Management
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
Howard G. Most	Managing Director
Dennis P. Mosticchio	Vice President, Group Pensions
Robert A. Reale	Managing Director
Michael Slipowitz	Vice President & Chief Actuary, Retirement
Maria Umbach	Vice President & Chief Marketing Officer
John H. Walter	Vice President & Controller
Barry I. Belfer	Treasurer
K. Rone Baldwin	Director
Robert E. Broatch	Director
Gary B. Lenderink	Director

Item 26.	Persons Controlled by or under Common Control with Registrant

The following entities at the left margin set forth the entities directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2009. Those entities which are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	70.83%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV .com	Delaware	100%
S de V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%

First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	83.29%
RS International Growth Fund	Massachusetts	34.12%
RS Investment Quality Bond Fund	Massachusetts	38.96%
RS Small Cap Core Equity Fund	Massachusetts	36.48%
RS Emerging Markets Fund	Massachusetts	11.74%
RS High Yield Bond Fund	Massachusetts	88.88%
RS Small Cap Core Equity VIP Series	Massachusetts	24.44%
RS Low Duration Bond Fund	Massachusetts	75.00%
RS Low Duration Bond VIP Series	Massachusetts	26.12%
RS Asset Allocation VIP Series	Massachusetts	50.92%
RS S&P 500 Index VIP Series	Massachusetts	28.26%
RS High Yield Bond VIP Series	Massachusetts	48.89%
RS S&P 500 Index Fund	Massachusetts	26.69%
RS Large Cap Alpha Fund	Massachusetts	15.42%
RS Large Cap Value Fund	Massachusetts	85.55%
RS Large Cap Value VIP Series	Massachusetts	58.61%
RS Partners VIP Series	Massachusetts	21.05%
RS Equity Dividend VIP Series	Massachusetts	70.82%
RS Value VIP Series	Massachusetts	48.02%
RS Technology VIP Series	Massachusetts	35.22%
RS Global Natural Resources VIP Series	Massachusetts	10.35%
RS Midcap Opportunities VIP Series	Massachusetts	57.70%
RS Equity Dividend Fund	Massachusetts	63.80%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2009:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2009
Individual (Non-Qualified)	9,517
Individual (Qualified)	16,504

Total	26,021

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	President and Manager
Joseph A. Caruso	Executive Vice President & Corporate Secretary and Manager
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Leslie A. Barbi	Managing Director
Bruce P. Chapin	Vice President, Corporate Tax
James Consolati	Vice President, Retirement Services
Thomas M. Donohue	Managing Director
Peter T. Joyce	Vice President, Internal Sales
Brian E. Keating	Managing Director
Howard G. Most	Senior Director
John B. Murphy	Managing Director
Peter M. Quinn	Vice President, Retirement Sales
Robert A. Reale	Managing Director
Greg Rusteberg	Vice President & National Sales Manager of Mutual Funds
Barry I. Belfer	Treasurer
K. Rone Baldwin	Manager
Robert E. Broatch	Manager
Gary B. Lenderink	Manager

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

None.

Item 32.	Undertakings

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b) The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account D, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of April, 2009.

The Guardian Separate Account D
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. SCOTT DOLFI D. Scott Dolfi (Principal Executive Officer)	President and Director

/s/ JOHN H. WALTER John H. Walter (Principal Accounting Officer)	Vice President and Controller

/s/ K. RONE BALDWIN K. Rone Baldwin	Director

Director
Robert E. Broatch

/s/ JOSEPH A. CARUSO* Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director

/s/ GARY B. LENDERINK* Gary B. Lenderink	Director

Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director

By	/s/ RICHARD T. POTTER, JR. Richard T. Potter, Jr.	Date: April 28, 2009
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description
10(a)	Consent of PricewaterhouseCoopers LLP